UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2023

Date of reporting period: October 31, 2023

Item 1.    Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

Annual Report October 31, 2023

Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund

Barrow Hanley Credit Opportunities Fund

Barrow Hanley Emerging Markets Value Fund

Barrow Hanley Floating Rate Fund

Barrow Hanley International Value Fund

Barrow Hanley Total Return Bond Fund

Barrow Hanley US Value Opportunities Fund

Investment Adviser: Perpetual US Services LLC, Doing Business As PGIA

Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC

The Advisors’ Inner Circle Fund III	October 31, 2023

TABLE OF CONTENTS

Management’s Discussion and Analysis of Fund Performance	1

The Funds file their complete schedules of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at https://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1- 866-778-6397; and (ii) on the SEC’s website at https://www.sec.gov.

The Advisors’ Inner Circle Fund III	Barrow Hanley
Concentrated Emerging Markets ESG Opportunities Fund
October 31, 2023 (Unaudited)

Management’s Discussion and Analysis of Fund Performance

For the one-year period ended October 31, 2023, the Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund, I Shares, returned 11.58% versus a return of 13.43% for the Fund’s benchmark, the MSCI Emerging Markets Value Index.

Challenging stock selection in the Consumer Discretionary and Healthcare sectors combined with an underweight to the Energy sector detracted from performance over the period. Effective stock selection in the Information Technology, Financials and Communication Services sectors were the primary contributors to returns relative to the MSCI Emerging Market Values Index. On a country basis, challenging stock selection in China was the primary detractor to relative returns, offsetting effective selection in Mexico and positive effectives from being underweight Saudi Arabia.

Top contributors:

Gold Fields Limited is a gold mining company, which engages in the production of gold and operation of mines. Gold Fields performed strongly in year as their bid for Yamana Gold failed a shareholder vote early in the year as the merger was viewed negatively by the market and thus a strong rally ensued. Further, management agreed to a stricter discipline around large M&A activity instead focusing on smaller bolt-on acquisitions. The company benefitted further from an increasing gold price during the year on the back of markets expectations that inflation is likely to remain sticky for the foreseeable future.

Gruma SAB de CV Class B is a global leader in the sale and production of corn flour, raw materials for producing tortillas, and other corn-based products. The stock price originally came under pressure over concerns over the company’s margins and profitability amid a high inflation environment and the price hike limit issued by the Mexico government to curb inflation. Throughout the year the company was able to deliver positive volume growth even after almost 20% price hike, proving themselves as one of the companies with strongest pricing power in the staples sector. Benefited from the dominating market share in US and higher contribution from high-margin products, Gruma managed to expand their margin amid a challenging period while their performance in Mexico is also better than feared.

Top detractors:

JD.com, Inc. Class A is the second-largest e-commerce player in China. The stock underperformed during the year on investors’ diminished enthusiasm on China re-opening play names after a huge rebound rally late last year and as China’s early data indicated a more gradual recovery versus the desired V-shaped rebound expected by the market. However, the company delivered a strong set of Q2 results with sales+ 8% and NP + 30% y/y on a gradual recovery in the economy post covid, but the stock has continued to struggle due to extreme pessimism toward China. Both the real estate sector slow down and the smaller than hoped for policy stimulus have been a drag on China’ s recovery speed and most consumer related stocks have been pressured. For JD, there is also concern on the future success of its transition to use more 3P merchants to drive growth and its move to position itself as an everyday value platform versus its historically more premium image. Despite these temporary headwinds, we remain positive on JD’s ability to weather through the current uncertainties given a very strong balance sheet, strong cash flow and a supportive dividend. As China’s policy has pivoted to more growth support, online consumption will resume a healthy industry growth rate and JD will come out a long-term winner with its leading market position, superior logistic assets and longer-term margin expansion path with mix and efficiency improvement.

Shandong Weigao Group Medical Polymer Co. Ltd. Class H engages in the research and development, production, and sale of single-use medical devices in the People’s Republic of China. The company operates through Medical Device Products, Orthopaedic Products, Interventional Products, Pharma Packaging Products, Blood Management Products, and Others segments. The stock derated in the year as hospital traffic was slow to recover post pandemic re-opening. Further, an anti-corruption campaign by the Chinese government targeting hospital officials due to increased health care costs and bribery allegations to get equipment and medication into hospitals was a meaningful downdraft to the entire sector. Given medical devices require more promotion to get into hospitals, Weigao’s stock was disproportionately impacted by these issues.

1

The Advisors’ Inner Circle Fund III	Barrow Hanley
Concentrated Emerging Markets ESG Opportunities Fund
October 31, 2023 (Unaudited)

Comparison of change in the value of a $100,000 investment in the Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund, I Shares versus the MSCI Emerging Markets Value Index.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2023
	One Year Return	Annualized Inception to Date*
Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund, I Shares	11.58%	-7.26%
MSCI Emerging Markets Value Index	13.43%	-6.61%

* Commenced operations on April 12, 2022.

The MSCI Emerging Markets Value Index captures large and mid cap securities exhibiting overall value style characteristics across 25 Emerging Markets (EM) countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index above.

2

The Advisors’ Inner Circle Fund III	Barrow Hanley
Credit Opportunities Fund
October 31, 2023 (Unaudited)

Management’s Discussion and Analysis of Fund Performance

For the one-year period ended October 31, 2023, the Barrow Hanley Credit Opportunities Fund, I Shares, returned 7.49% versus a return of 5.45% for the Fund’s benchmark, the ICE BofA High Yield BB – B Index. The funds allocation to Bank Loans, which generated better relative performance than high yield corporate bonds during the period, was additive to performance. Also benefitting performance was the Fund’s holdings in Finance Companies which outperformed the subsector in the Index. The Fund’s holdings in Industrials detracted from performance as they lagged the overall sector return. In addition, our underweight to Energy hurt performance as the subsector performed well during the period.

Comparison of change in the value of a $100,000 investment in the Barrow Hanley Credit Opportunities Fund, I Shares versus the ICE BofA US High Yield BB-B Index.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2023
	One Year Return	Annualized Inception to Date*
Barrow Hanley Credit Opportunities Fund, I Shares	7.49%	0.23%
ICE BofA US High Yield BB-B Index	5.45%	-0.08%

* Commenced operations on April 12, 2022.

The ICE BofA U.S. High Yield BB-B Index tracks the performance of U.S. dollar denominated, below investment-grade rated corporate debt publicly issued in the U.S. domestic market.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index above.

3

The Advisors’ Inner Circle Fund III	Barrow Hanley
Emerging Markets Value Fund
October 31, 2023 (Unaudited)

Management’s Discussion and Analysis of Fund Performance

For the one-year period ended October 31, 2023, the Barrow Hanley Emerging Markets Value Fund, I Shares, returned 11.10% versus a return of 13.43% for the Fund’s benchmark, the MSCI Emerging Markets Value Index.

The Fund underperformed during the period due primarily to challenging selection in the Consumer Discretionary, Energy and Real Estate sectors. Additionally, an underweight to the Energy sector detracted further from relative performance. Effective stock selection in the Financials, Information Technology Communication Services and Consumer Staples sectors were the primary positive contributors to relative returns. On a country basis, challenging performance within the Fund’s Chinese holdings was the key detractor from relative returns offsetting stronger performance in India, Mexico and Korea.

Top contributors:

SK Hynix Inc. outperformed over the period given the market enthusiasm to invest in the “picks and shovels” Artificial Intelligence (AI) theme. The company benefitted from a pure play on DRAM and NAND. As part of our thesis, we understand that when the memory market has suffered from weak demand and pricing correction, SK Hynix and the other two major memory makers can navigate the industry downturn well given the effective oligopolistic industry structure and the power to invest through the cycle. Also, with the arrival of an AI cycle wherein memory is a key component of the infrastructure, we see the company as a key beneficiary from the long-term growth.

Aurobindo Pharma Ltd is one of the leading Indian generics pharmaceutical firms with most of its sales in the U.S. and the EU market. The stock outperformed over the period as the thesis played out regarding a stabilizing U.S. generics market with more moderated average selling price (ASP) pressure and stronger volume growth. Aurobindo delivered a strong June quarter result with sales + 10% and EBITDA +19% year-over-year. The company remains positive on its outlook given the improving US outlook and its robust new drug approval pipeline.

Top detractors:

JD.com, Inc. Class A is the second-largest e-commerce player in China. The stock underperformed during the year on investors’ diminished enthusiasm on China re-opening play names after a huge rebound rally late last year and as China’s early data indicated a more gradual recovery versus the desired V-shaped rebound expected by the market. However, the company delivered a strong set of Q2 results with sales+ 8% and NP + 30% y/y on a gradual recovery in the economy post covid, but the stock has continued to struggle due to extreme pessimism toward China. Both the real estate sector slow down and the smaller than hoped for policy stimulus have been a drag on China’ s recovery speed and most consumer related stocks have been pressured. For JD, there is also concern on the future success of its transition to use more 3P merchants to drive growth and its move to position itself as an everyday value platform versus its historically more premium image. Despite these temporary headwinds, we remain positive on JD’s ability to weather through the current uncertainties given a very strong balance sheet, strong cash flow and a supportive dividend. As China’s policy has pivoted to more growth support, online consumption will resume a healthy industry growth rate and JD will come out a long-term winner with its leading market position, superior logistic assets and longer-term margin expansion path with mix and efficiency improvement.

ENN Energy Holdings Limited reported a weak set of results which was not entirely unexpected given ENN’s exposure to China’s Industrials sector. Core profit declined 5% year-over-year (YoY)on the back of a 7% decline in gas volumes, mainly on industrial weakness. This was largely the result of a gas- fired power plant switching suppliers in Guangdong and weakness from property-related industrial companies. As a result, the company lowered its guidance from 10% YoY growth in 2023 core profit to a 5% YoY decline in core profit to Rmb7.5bn. The company was still free cashflow positive in 1H23, net debt to equity declined to 23.5%, dollar margins (and guidance) increased, and ENN has subsequently announced a U.S.$100M buyback with additional reporting metrics.

4

The Advisors’ Inner Circle Fund III	Barrow Hanley
Emerging Markets Value Fund
October 31, 2023 (Unaudited)

Comparison of change in the value of a $100,000 investment in the Barrow Hanley Emerging Markets Value Fund, I Shares and Barrow Hanley Emerging Markets Value Fund, Y Shares versus the MSCI Emerging Markets Value Index.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2023
	One Year Return	Annualized Inception to Date*
Barrow Hanley Emerging Markets Value Fund, I Shares	11.10%	-3.25%
Barrow Hanley Emerging Markets Value Fund, Y Shares†	11.05%	-3.34%
MSCI Emerging Markets Value Index	13.43%	-7.74%

* Commenced operations on December 29, 2021.

† The graph is based on I Shares only. Returns for Y Shares are substantially similar to those of the I Shares and differ only to the extent that Y Shares have higher total annual fund operating expenses than I Shares.

The MSCI Emerging Markets Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 25 Emerging Markets (EM) countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index above.

5

The Advisors’ Inner Circle Fund III	Barrow Hanley
Floating Rate Fund
October 31, 2023 (Unaudited)

Management’s Discussion and Analysis of Fund Performance

For the one-year period ended October 31, 2023, the Barrow Hanley Floating Rate Fund, I Shares, returned 12.32% versus a return of 11.56% for the Fund’s benchmark, the Credit Suisse Leveraged Loan Index. During the period, the Fund’s holdings in Healthcare, Financials and Retail benefited performance as they outperformed the subsectors in the Index. In addition, our underweight to Media/Telecom added to relative performance as the subsector underperformed the Index. Our allocation to high yield corporate bonds detracted from performance as they lagged the performance of bank loans. Our underweight to Housing and Information Technology also hurt performance as these subsectors generated performance ahead of the Index.

Comparison of change in the value of a $100,000 investment in the Barrow Hanley Floating Rate Fund, I Shares versus the Credit Suisse Leveraged Loan Index.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2023
	One Year Return	Annualized Inception to Date*
Barrow Hanley Floating Rate Fund, I Shares	12.32%	5.80%
Credit Suisse Leveraged Loan Index	11.56%	5.30%

* Commenced operations on April 12, 2022.

The Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leverage loan market. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on above.

6

The Advisors’ Inner Circle Fund III	Barrow Hanley
International Value Fund
October 31, 2023 (Unaudited)

Management’s Discussion and Analysis of Fund Performance

For the one-year period ended October 31, 2023, the Barrow Hanley International Value Fund, I Shares, returned 14.72% versus a return of 18.11% for the Fund’s benchmark, the MSCI EAFE Value Index.

The Fund’s underperformance during the period was driven primarily by challenging stock selection in the Financials, Energy and Consumer Discretionary sectors combined with an underweight to the Financials sector. Effective stock selection in the Utilities, Consumer Staples and Communication Services sectors were the primary contributors to relative returns. Regionally, Japan was the primary driver of underperformance given the lack of exposure to Japanese Financials and challenging selection in the Industrials sector. This offset effective selection within the Fund’s European holdings.

Top contributors:

Centrica plc is a UK-based integrated energy services and solutions business that is predominantly focused on supplying energy to customers in the UK and Ireland. We first purchased the stock as a turnaround story focused on shoring up the balance sheet and large pension deficit by disposing of non-core upstream assets and simplifying the business model. Management has executed well, and the energy supplier crisis is largely behind us as Centrica and other players have reconsolidated the UK market. This quarter, the company contributed to relative performance after announcing its 1H23 results at the end of July where they posted EPS growth of 131% year-over-year and increased the dividend 33%. The stock continues to fire on all cylinders and much of the sell-side still does not appreciate the company’s full earnings potential. Management has begun to introduce teach-ins to investors on its various segments which has helped to increase transparency in the business which we believe is positive.

Rheinmetall AG is one of the leading defense contractors in Europe with market leading positions in land vehicles, large to medium caliber weapons, and ammunition and electronic solutions. Rheinmetall is a key supplier to the German army as well as a range of NATO and non-NATO partner countries around the world. The company also operates a smaller tier one auto supply business. Rheinmetall is well positioned to benefit from a material step-up in defense spending following the invasion of Ukraine. This transformation of the growth outlook drove very significant outperformance in the first half of the year with the stock nearly doubling. The stock then underperformed in the third quarter as it gave back some gains and momentum cooled, with some large orders expected for 2022 deferred to 2023. The strong growth outlook remains intact, however, and we believe the valuation remains attractive.

Top detractors:

Enbridge, Inc. engages in the provision of gas and oil. It operates through the following segments: Liquid Pipelines, Gas Distribution and Storage, Gas Transmission and Midstream, Renewable Power Generation, and Energy Services. Towards the end of the year, the company announced a CAD$19 billion acquisition of three local US natural gas distribution companies from Dominion Energy, creating the largest natural gas utility company in North America. Although the transaction is expected to be accretive in 2024, the company issued CAD$4.6 billion in equity to help finance the transaction. The equity issuance, the closing timeframe of the acquisition, and uncertainty of the regulatory review process led to the underperformance of the stock. However, once the transaction is closed, the company should see the benefits of the transaction and command a higher valuation multiple with the earnings contributions.

Bank of China Hong Kong (BOC HK) was established in September 2001 through restructuring businesses of Bank of China Group’s member banks in Hong Kong. With 180 locations, BOC HK operates the largest local branch network in Hong Kong. During 1H23, the bank’s net interest margin (NIM) continued to expand improving 43bps y/y to 1.56%, which helped drive significant improvement in EPS and profitability levels. Despite solid fundamental performance, the shares have underperformed due to negative sentiment on China and investor concerns about BOC HK’s exposure to Chinese real estate developers (5% of total loans). Historically, BOC HK has been a conservative lender with best-in-class credit quality and low loan losses through multiple credit cycles. Trading sub 6x forward earnings and 70% of TBV with an over 7% dividend yield, we continue to believe BOC HK represents a compelling investment opportunity.

7

The Advisors’ Inner Circle Fund III	Barrow Hanley
International Value Fund
October 31, 2023 (Unaudited)

Comparison of change in the value of a $100,000 investment in the Barrow Hanley International Value Fund, I Shares, and Barrow Hanley International Value Fund, Y Shares versus the MSCI EAFE Value Index.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2023
	One Year Return	Annualized Inception to Date*
Barrow Hanley International Value Fund, I Shares	14.72%	0.39%
Barrow Hanley International Value Fund, Y Shares†	14.62%	0.28%
MSCI EAFE Value Index	18.11%	-0.49%

* Commenced operations on December 29, 2021.

† The graph is based on I Shares only. Returns for Y Shares are substantially similar to those of the I Shares and differ only to the extent that Y Shares have higher total annual fund operating expenses than I Shares.

The MSCI EAFE (EAFE—Europe, Australasia, and the Far East) Value Index captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the US and Canada. Developed Markets countries include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index above.

8

The Advisors’ Inner Circle Fund III	Barrow Hanley
Total Return Bond Fund
October 31, 2023 (Unaudited)

Management’s Discussion and Analysis of Fund Performance

For the one-year period ended October 31, 2023, the Barrow Hanley Total Return Bond Fund, I Shares, returned 0.49% versus a return of 0.36% for the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index. During the period, our overweight to Finance, primarily Banks, benefited performance as the subsector outperformed the Index. In addition, an overweight allocation to Asset Backed Securities added to performance as their shorter duration characteristics helped in a rising rate environment. The Fund’s overweight in Mortgage-Backed Securities detracted from performance as this segment of the market lagged the overall Index. In addition, the Fund’s holdings in US Treasuries hurt performance due to their longer duration stance.

Comparison of change in the value of a $100,000 investment in the Barrow Hanley Total Return Bond Fund, I Shares versus the Bloomberg U.S. Aggregate Bond Index.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2023
	One Year Return	Annualized Inception to Date*
Barrow Hanley Total Return Bond Fund, I Shares	0.49%	-5.17%
Bloomberg U.S. Aggregate Bond Index	0.36%	-5.05%

* Commenced operations on April 12, 2022.

The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through), ABS and CMBS (agency and non-agency). Provided the necessary inclusion rules are met, US Aggregate eligible securities also contribute to the multi-currency Global Aggregate Index and the US Universal Index, which includes high yield and emerging markets debt. The US Aggregate Bond Index was created in 1986.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index above.

9

The Advisors’ Inner Circle Fund III	Barrow Hanley
US Value Opportunities Fund
October 31, 2023 (Unaudited)

Management’s Discussion and Analysis of Fund Performance

For the one-year period ended October 31, 2023, the Barrow Hanley US Value Opportunities Fund, I Shares, returned 2.03% versus a return of 0.13% for the Fund’s benchmark, the Russell 1000® Value Index.

The Fund outperformed over the period driven primarily by positive stock selection. Effective stock selection in the Industrials, Information Technology, and Materials sectors were the primary contributors to relative returns. Less favourable selection in the Consumer Staples and Communication Services sectors combined with an underweight to the Communication Services sector detracted from performance over the period.

Top contributors:

Vertiv Holdings Co. Class A contributed positively to relative performance during the period due to continued bullish sentiment surrounding Artificial Intelligence stocks and positive quarterly results. As a leading supplier of cooling equipment and technology to data centers, the company stands to benefit from increased spending on digital infrastructure for expansion and upgrades. Company management continues to execute its strategy to improve margins, reversing the cost headwinds from the prior year, and delivering on operational improvements and greater free cash flow conversion. Backed by sustainable growth in its end markets, Vertiv continues to trade at an attractive valuation as it remains well positioned for future earnings growth.

Broadcom Incorporated positively contributed to performance after reporting a modestly better second quarter in a difficult environment, given management’s commentary on AI. Demand from AI is expected by management to represent 25% of total demand next year in their semiconductor segment, up from 15% this year. Clearly a positive in the near-term, this may also boost their long-term growth rate in semiconductors above mid-single digits. After clearing several anti-trust approvals during the year, and subsequent to the fiscal year-end period ending October 31, the company closed their announced acquisition of VMWare as anticipated. Shares remain attractively valued with an above-market dividend yield.

Top detractors:

Shares of Dollar General Corporation detracted from relative performance during the period after management meaningfully reduced its full year earnings guidance due to softer recent sales, additional labor hour investment in stores, higher shrink (which is impacting many retailers today), and planned efforts to clear inventory. The last several quarters have seen uncharacteristic operational challenges on fronts ranging from supply chain to in-store standards, many of which look like the by-product of rapid growth during the pandemic that stretched the organization overall. Management has a strong record of execution and laid out near-term plans to remediate many of the above challenges. We are closely watching near-term progress.

Fidelity National Information Services, Inc. was a detractor during the quarter after providing initial earnings guidance below expectations. This was exacerbated by concerns surrounding the banking industry broadly given the collapse of two US regional banks earlier in the year. The company is a technology solutions provider for banks and capital markets institutions, and therefore any concerns about banks and potential future bank spending can weigh on the stock. However, we believe these concerns have been more than priced in and that the stock is trading at an attractive valuation.

10

The Advisors’ Inner Circle Fund III	Barrow Hanley
US Value Opportunities Fund
October 31, 2023 (Unaudited)

Comparison of change in the value of a $100,000 investment in the Barrow Hanley US Value Opportunities Fund, I Shares versus the Russell 1000® Value Index.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2023
	One Year Return	Annualized Inception to Date*
Barrow Hanley US Value Opportunities Fund, I Shares	2.03%	-1.79%
Russell 1000® Value Index	0.13%	-5.38%

* Commenced operations on April 12, 2022.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index above.

11

The Advisors’ Inner Circle Fund III	Barrow Hanley
Concentrated Emerging Markets ESG Opportunities Fund
October 31, 2023

SECTOR WEIGHTINGS (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 93.3%

	Shares	Value
BRAZIL — 4.6%
Dexco *	454,584	$615,820
TIM	227,703	686,033

		1,301,853

CHINA — 25.0%

COMMUNICATION SERVICES — 2.1%
Baidu, Cl A *	44,520	584,495

CONSUMER DISCRETIONARY — 9.1%
Great Wall Motor, Cl H	729,000	1,019,064
Haier Smart Home, Cl H	322,302	919,311
JD.com, Cl A	48,900	621,674

		2,560,049

CONSUMER STAPLES — 5.3%
China Mengniu Dairy	255,000	832,610
Tingyi Cayman Islands Holding	493,705	655,301

		1,487,911

FINANCIALS — 5.9%
China International Capital, Cl H	491,863	783,418
Ping An Insurance Group of China, Cl H	172,184	873,399

		1,656,817

INDUSTRIALS — 2.6%
Xinyi Glass Holdings	645,000	741,118

		7,030,390

HONG KONG — 7.5%
ASMPT	64,551	546,718
Hang Lung Properties	774,263	1,017,736
Sino Biopharmaceutical	1,363,104	529,537

		2,093,991

COMMON STOCK — (continued)

	Shares	Value
HUNGARY — 1.9%
OTP Bank Nyrt	14,081	$524,095

INDIA — 4.6%
IndusInd Bank	45,913	795,375
UPL	78,392	508,996

		1,304,371

MALAYSIA — 6.8%
Petronas Chemicals Group	770,600	1,188,271
Public Bank	822,800	718,635

		1,906,906

MEXICO — 1.8%
Fibra Uno Administracion ‡	341,210	518,751

SOUTH AFRICA — 3.0%
Sibanye Stillwater	661,636	843,951

SOUTH KOREA — 15.2%
Amorepacific	12,136	1,139,159
Korea Investment Holdings	19,686	735,934
Shinhan Financial Group	27,350	703,010
SK Hynix	10,799	937,808
SK Telecom	20,610	751,584

		4,267,495

TAIWAN — 15.5%
Bizlink Holding	113,516	884,581
Cathay Financial Holding	531,697	721,539
Hiwin Technologies	151,074	915,530
Largan Precision	10,670	683,380
MediaTek	44,592	1,163,823

		4,368,853

THAILAND — 4.9%
Kasikornbank	153,500	561,388
Thai Union Group, Cl F	2,131,900	800,731

		1,362,119

VIETNAM — 2.5%
Vietnam Dairy Products JSC	251,694	697,096

TOTAL COMMON STOCK
(Cost $27,997,440)		26,219,871

PREFERRED STOCK — 2.6%
BRAZIL — 2.6%
Banco Bradesco (A)	263,800	733,570

TOTAL PREFERRED STOCK
(Cost $727,406)		733,570

TOTAL INVESTMENTS— 95.9%
(Cost $28,724,846)		$26,953,441

The accompanying notes are an integral part of the financial statements.
12

The Advisors’ Inner Circle Fund III	Barrow Hanley
Concentrated Emerging Markets ESG Opportunities Fund
October 31, 2023

Percentages are based on Net Assets of $28,109,599.
*	Non-income producing security.
‡	Real Estate Investment Trust.
(A)	There is currently no rate available.

Cl — Class
JSC — Joint Stock Company

The following is a summary of the inputs used as of October 31, 2023 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Brazil	$1,301,853	$–	$–	$1,301,853
China	–	7,030,390	–	7,030,390
Hong Kong	–	2,093,991	–	2,093,991
Hungary	–	524,095	–	524,095
India	–	1,304,371	–	1,304,371
Malaysia	–	1,906,906	–	1,906,906
Mexico	518,751	–	–	518,751
South Africa	–	843,951	–	843,951
South Korea	–	4,267,495	–	4,267,495
Taiwan	–	4,368,853	–	4,368,853
Thailand	–	1,362,119	–	1,362,119
Vietnam	–	697,096	–	697,096

Total Common Stock	1,820,604	24,399,267	–	26,219,871
Preferred Stock
Brazil	733,570	–	–	733,570

Total Investments in Securities	$2,554,174	$24,399,267	$–	$26,953,441

Amounts designated as “—” are $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.
13

The Advisors’ Inner Circle Fund III	Barrow Hanley
Credit Opportunities Fund
October 31, 2023

SECTOR WEIGHTINGS (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

CORPORATE OBLIGATIONS — 68.7%

	Face Amount	Value

COMMUNICATION SERVICES — 5.1%
CCO Holdings
7.375%, 03/01/2031 (A)	$750,000	$708,766
4.750%, 03/01/2030 (A)	1,000,000	824,923
CSC Holdings
4.625%, 12/01/2030 (A)	1,000,000	507,122
4.125%, 12/01/2030 (A)	750,000	502,471
LCPR Senior Secured Financing DAC
5.125%, 07/15/2029 (A)	1,000,000	778,825
Virgin Media Secured Finance
5.500%, 05/15/2029 (A)	1,250,000	1,106,872
VZ Secured Financing BV
5.000%, 01/15/2032 (A)	500,000	379,363

		4,808,342

CONSUMER DISCRETIONARY — 9.6%
Adient Global Holdings
8.250%, 04/15/2031 (A)	1,000,000	973,274
Allied Universal Holdco
4.625%, 06/01/2028 (A)	125,000	101,838
Clarios Global
6.750%, 05/15/2028 (A)	175,000	170,600
Gap
3.875%, 10/01/2031 (A)	500,000	359,069
Goodyear Tire & Rubber
5.625%, 04/30/2033	1,000,000	801,898
GTCR W-2 Merger Sub
7.500%, 01/15/2031 (A)	250,000	246,838
Ken Garff Automotive
4.875%, 09/15/2028 (A)	600,000	507,423
Lithia Motors
4.375%, 01/15/2031 (A)	500,000	404,822
3.875%, 06/01/2029 (A)	250,000	206,775

CORPORATE OBLIGATIONS — (continued)

	Face Amount	Value

CONSUMER DISCRETIONARY — (continued)
PetSmart
7.750%, 02/15/2029 (A)	$500,000	$460,321
4.750%, 02/15/2028 (A)	250,000	221,220
Sonic Automotive
4.875%, 11/15/2031 (A)	1,000,000	796,327
Sotheby’s
5.875%, 06/01/2029 (A)	500,000	398,695
Tenneco
8.000%, 11/17/2028 (A)	1,250,000	1,003,125
Upbound Group
6.375%, 02/15/2029 (A)	1,500,000	1,290,000
Williams Scotsman
7.375%, 10/01/2031 (A)	500,000	491,810
Wynn Macau
5.125%, 12/15/2029 (A)	500,000	392,531
Wynn Resorts Finance
7.125%, 02/15/2031 (A)	250,000	232,806

		9,059,372

CONSUMER STAPLES — 4.6%
Ashton Woods USA
6.625%, 01/15/2028 (A)	250,000	228,750
4.625%, 04/01/2030 (A)	500,000	387,152
Bausch & Lomb Escrow
8.375%, 10/01/2028 (A)	500,000	496,625
Darling Ingredients
6.000%, 06/15/2030 (A)	1,000,000	938,199
Energizer Holdings
6.500%, 12/31/2027 (A)	50,000	46,608
Medline Borrower
5.250%, 10/01/2029 (A)	500,000	425,611
STL Holding
7.500%, 02/15/2026 (A)	250,000	233,750
United Natural Foods
6.750%, 10/15/2028 (A)	2,000,000	1,573,760

		4,330,455

ENERGY — 2.0%
CQP Holdco
5.500%, 06/15/2031 (A)	1,073,000	933,243
Genesis Energy
8.875%, 04/15/2030	250,000	241,676
Global Partners
7.000%, 08/01/2027	750,000	706,920

		1,881,839

FINANCIALS — 9.9%
Alliant Holdings Intermediate
6.750%, 04/15/2028 (A)	500,000	475,123
Aretec Escrow Issuer 2
10.000%, 08/15/2030 (A)	750,000	758,437

The accompanying notes are an integral part of the financial statements.
14

The Advisors’ Inner Circle Fund III	Barrow Hanley
Credit Opportunities Fund
October 31, 2023

CORPORATE OBLIGATIONS — (continued)

	Face Amount	Value

FINANCIALS — (continued)
Burford Capital Global Finance
9.250%, 07/01/2031 (A)	$1,500,000	$1,480,500
Freedom Mortgage
12.000%, 10/01/2028 (A)	500,000	501,599
6.625%, 01/15/2027 (A)	500,000	432,746
HUB International
7.250%, 06/15/2030 (A)	500,000	487,730
LPL Holdings
4.000%, 03/15/2029 (A)	1,250,000	1,074,833
Nationstar Mortgage Holdings
5.750%, 11/15/2031 (A)	750,000	624,638
5.500%, 08/15/2028 (A)	250,000	220,925
NFP
8.500%, 10/01/2031 (A)	500,000	491,623
PROG Holdings
6.000%, 11/15/2029 (A)	2,000,000	1,695,000
Rithm Capital
6.250%, 10/15/2025 (A)	1,250,000	1,183,104

		9,426,258

HEALTH CARE — 4.1%
Bausch Health
6.250%, 02/15/2029 (A)	100,000	36,533
6.125%, 02/01/2027 (A)	250,000	139,460
5.250%, 01/30/2030 (A)	1,500,000	519,375
5.250%, 02/15/2031 (A)	50,000	17,500
5.000%, 02/15/2029 (A)	125,000	43,817
4.875%, 06/01/2028 (A)	250,000	124,698
Emergent BioSolutions
3.875%, 08/15/2028 (A)	1,525,000	599,668
HealthEquity
4.500%, 10/01/2029 (A)	250,000	214,150
LifePoint Health
11.000%, 10/15/2030 (A)	125,000	117,635
Pediatrix Medical Group
5.375%, 02/15/2030 (A)	500,000	431,220
Star Parent
9.000%, 10/01/2030 (A)	250,000	248,096
Tenet Healthcare
6.750%, 05/15/2031 (A)	1,000,000	949,633
4.375%, 01/15/2030	500,000	422,954

		3,864,739

INDUSTRIALS — 13.0%
American Airlines
5.500%, 04/20/2026 (A)	625,000	607,780
Ardagh Metal Packaging Finance USA
6.000%, 06/15/2027 (A)	125,000	118,127
BWX Technologies
4.125%, 06/30/2028 (A)	500,000	439,992

CORPORATE OBLIGATIONS — (continued)

	Face Amount	Value

INDUSTRIALS — (continued)
Cemex
5.200%, 09/17/2030 (A)	$250,000	$226,581
Clean Harbors
6.375%, 02/01/2031 (A)	125,000	118,808
Covanta Holding
4.875%, 12/01/2029 (A)	1,125,000	877,500
Dycom Industries
4.500%, 04/15/2029 (A)	1,300,000	1,121,562
Enviri
5.750%, 07/31/2027 (A)	1,257,000	1,062,481
GFL Environmental
4.375%, 08/15/2029 (A)	250,000	213,201
4.000%, 08/01/2028 (A)	800,000	688,471
ILFC E-Capital Trust I
7.209%, TSFR3M + 1.812%, 12/21/2065 (A)(B)	2,455,000	1,806,426
ILFC E-Capital Trust II
7.459%, TSFR3M + 2.062%, 12/21/2065 (A)(B)	1,000,000	743,597
Interface
5.500%, 12/01/2028 (A)	1,324,000	1,113,100
ITT Holdings
6.500%, 08/01/2029 (A)	1,000,000	836,250
SPX FLOW
8.750%, 04/01/2030 (A)	250,000	229,202
TransDigm
6.750%, 08/15/2028 (A)	500,000	485,492
TransMontaigne Partners
6.125%, 02/15/2026	1,000,000	852,500
Wabash National
4.500%, 10/15/2028 (A)	125,000	103,438
Waste Pro USA
5.500%, 02/15/2026 (A)	750,000	689,404

		12,333,912

INFORMATION TECHNOLOGY — 1.4%
Ciena
4.000%, 01/31/2030 (A)	200,000	166,648
Entegris Escrow
5.950%, 06/15/2030 (A)	500,000	457,421
Total Play Telecomunicaciones
6.375%, 09/20/2028 (A)	1,500,000	718,258

		1,342,327

MATERIALS — 12.8%
Ardagh Metal Packaging Finance USA
4.000%, 09/01/2029 (A)	1,000,000	750,069
Arsenal AIC Parent
8.000%, 10/01/2030 (A)	250,000	246,875

The accompanying notes are an integral part of the financial statements.
15

The Advisors’ Inner Circle Fund III	Barrow Hanley
Credit Opportunities Fund
October 31, 2023

CORPORATE OBLIGATIONS — (continued)

	Face Amount	Value

MATERIALS — (continued)
Avient
7.125%, 08/01/2030 (A)	$500,000	$481,046
Axalta Coating Systems
3.375%, 02/15/2029 (A)	1,000,000	821,966
Canpack
3.875%, 11/15/2029 (A)	250,000	196,250
Chemours
4.625%, 11/15/2029 (A)	2,000,000	1,544,757
Graham Packaging
7.125%, 08/15/2028 (A)	500,000	383,067
Graphic Packaging International
3.750%, 02/01/2030 (A)	750,000	613,426
Kaiser Aluminum
4.500%, 06/01/2031 (A)	500,000	369,452
LABL
9.500%, 11/01/2028 (A)	375,000	362,424
8.250%, 11/01/2029 (A)	750,000	556,875
5.875%, 11/01/2028 (A)	250,000	211,561
Mativ Holdings
6.875%, 10/01/2026 (A)	1,000,000	900,000
Mauser Packaging Solutions Holding
7.875%, 08/15/2026 (A)	1,050,000	983,450
Pactiv Evergreen Group Issuer
4.375%, 10/15/2028 (A)	1,500,000	1,275,942
Polar US Borrower
6.750%, 05/15/2026 (A)	2,000,000	880,000
TMS International
6.250%, 04/15/2029 (A)	1,500,000	1,183,429
WR Grace Holdings
5.625%, 08/15/2029 (A)	500,000	387,500

		12,148,089

REAL ESTATE — 5.0%
Cushman & Wakefield US Borrower
8.875%, 09/01/2031 (A)	1,000,000	948,090
Greystar Real Estate Partners
7.750%, 09/01/2030 (A)	500,000	491,250
Howard Hughes
4.375%, 02/01/2031 (A)	2,000,000	1,522,392
Iron Mountain
5.625%, 07/15/2032 (A)	250,000	213,569
5.250%, 07/15/2030 (A)	500,000	434,037
5.000%, 07/15/2028 (A)	250,000	223,719
4.875%, 09/15/2029 (A)	250,000	217,765
Service Properties Trust
7.500%, 09/15/2025	750,000	728,678

		4,779,500

CORPORATE OBLIGATIONS — (continued)

	Face Amount	Value

UTILITIES — 1.2%
Vistra
7.000%, H15T5Y + 5.740%(A)(B)(C)	$1,000,000	$910,000
Vistra Operations
4.375%, 05/01/2029 (A)	250,000	212,349

		1,122,349

TOTAL CORPORATE OBLIGATIONS
(Cost $74,094,670)		65,097,182

REGISTERED INVESTMENT COMPANY — 25.6%

	Shares
Barrow Hanley Floating Rate Fund †	2,503,709	24,237,159

TOTAL REGISTERED INVESTMENT COMPANY
(Cost $24,783,210)		24,237,159

ASSET-BACKED SECURITY — 0.5%

	Face Amount

OTHER ASSET-BACKED SECURITIES — 0.5%

Empower CLO, Ser 2023-2A, Cl D
10.740%, , TSFR3M + 5.400%, 07/15/2036 (A)(B)	$500,000	492,802

TOTAL ASSET-BACKED SECURITY
(Cost $500,000)		492,802

TOTAL INVESTMENTS— 94.8%
(Cost $99,377,880)		$89,827,143

The accompanying notes are an integral part of the financial statements.
16

The Advisors’ Inner Circle Fund III	Barrow Hanley
Credit Opportunities Fund
October 31, 2023

Percentages are based on Net Assets of $94,777,948.
†	Investment in Affiliated Security.
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2023, the value of these securities amounted to $61,835,358, representing 65.2% of the Net Assets of the Fund.

(B)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(C)	Perpetual security with no stated maturity date.

Cl – Class

CLO – Collateralized Loan Obligation

H15T5Y – U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year

Ser – Series

SPX – Standard & Poor’s 500 Index

TSFR3M – Term Secured Overnight Financing Rate 3 Month

The following is a summary of the inputs used as of October 31, 2023 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$65,097,182	$—	$65,097,182
Registered Investment Company	24,237,159	—	—	24,237,159
Asset-Backed Security	—	492,802	—	492,802

Total Investments in Securities	$24,237,159	$65,589,984	$—	$89,827,143

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended October 31, 2023:

Security Description	Value 10/31/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Net Unrealized Appreciation	Value 10/31/2023	Income	Capital Gains
Barrow Hanley Floating Rate Fund	$24,799,011	$2,285,574	$(3,500,000)	$(87,337)	$739,911	$24,237,159	$2,285,575	$—

Amounts designated as “–” are $0.

The accompanying notes are an integral part of the financial statements.
17

The Advisors’ Inner Circle Fund III	Barrow Hanley
Emerging Markets Value Fund
October 31, 2023

SECTOR WEIGHTINGS (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 94.0%

	Shares	Value
BRAZIL — 5.4%
Dexco *	33,793	$45,779
TIM	14,387	43,346
Vibra Energia	14,000	55,036

		144,161

CHINA — 27.0%

COMMUNICATION SERVICES — 5.4%
Autohome ADR	1,742	46,599
Baidu, Cl A *	5,329	69,963
Focus Media Information Technology, Cl A	29,000	27,413

		143,975

CONSUMER DISCRETIONARY — 5.2%
Great Wall Motor, Cl H	39,500	55,217
Haier Smart Home, Cl H	14,157	40,380
JD.com, Cl A	3,245	41,254

		136,851

CONSUMER STAPLES — 3.9%
China Mengniu Dairy	17,573	57,378
Tingyi Cayman Islands Holding	33,274	44,165

		101,543

ENERGY — 1.9%
China Petroleum & Chemical, Cl H	99,377	50,825

FINANCIALS — 6.6%
BOC Hong Kong Holdings	17,957	47,488
China International Capital, Cl H	32,271	51,400
PICC Property & Casualty, Cl H	33,053	37,745
Ping An Insurance Group of China, Cl H	7,558	38,338

		174,971

COMMON STOCK — (continued)

	Shares	Value
CHINA — (continued)
INDUSTRIALS — 2.6%
Weichai Power, Cl H	25,571	$38,275
Xinyi Glass Holdings	26,000	29,875

		68,150

UTILITIES — 1.4%
ENN Energy Holdings	4,867	36,868

		713,183

HONG KONG — 4.6%
ASMPT	4,678	39,621
Hang Lung Properties	31,910	41,944
Sino Biopharmaceutical	100,653	39,102

		120,667

HUNGARY — 1.1%
OTP Bank Nyrt	798	29,702

INDIA — 7.0%
Aurobindo Pharma	4,056	41,388
Axis Bank	4,727	55,778
IndusInd Bank	3,671	63,595
UPL	3,716	24,128

		184,889

INDONESIA — 1.9%
Astra International	139,093	50,599

MALAYSIA — 2.8%
Petronas Chemicals Group	25,300	39,013
Public Bank	41,000	35,809

		74,822

MEXICO — 3.5%
Fibra Uno Administracion ‡	18,665	28,377
Gruma, Cl B	1,558	27,136
Grupo Financiero Banorte, Cl O	4,509	36,527

		92,040

PHILIPPINES — 2.5%
Ayala Land	64,483	31,729
BDO Unibank	15,486	34,859

		66,588

RUSSIA — 0.0%
Alrosa PJSC (A)	12,058	–
Moscow Exchange MICEX-RTS PJSC (A)	8,812	–

		–

SINGAPORE — 0.9%
Singapore Telecommunications	13,651	23,721

The accompanying notes are an integral part of the financial statements.
18

The Advisors’ Inner Circle Fund III	Barrow Hanley
Emerging Markets Value Fund
October 31, 2023

COMMON STOCK — (continued)

	Shares	Value

SOUTH AFRICA — 3.6%
Absa Group	3,156	$28,797
Growthpoint Properties ‡	43,796	22,771
Sibanye Stillwater	33,783	43,092

		94,660

SOUTH KOREA — 12.4%
Amorepacific	475	44,586
HL Mando	1,907	46,441
Korea Investment Holdings	1,225	45,795
Shinhan Financial Group	1,593	40,947
SK Hynix	1,187	103,083
SK Telecom	1,272	46,386

		327,238

TAIWAN — 12.9%
Bizlink Holding	11,647	90,761
Cathay Financial Holding	37,078	50,317
Chailease Holding	5,000	27,123
Hiwin Technologies	7,737	46,887
Largan Precision	811	51,942
MediaTek	2,833	73,939

		340,969

THAILAND — 7.4%
Kasikornbank	9,300	34,012
PTT Exploration & Production PCL	18,679	85,304
Thai Beverage PCL	101,153	39,953
Thai Union Group	77,500	29,109
Thai Union Group, Cl F	17,500	6,573

		194,951

UNITED ARAB EMIRATES — 1.0%
First Abu Dhabi Bank PJSC	7,379	25,477

TOTAL COMMON STOCK
(Cost $2,706,631)		2,483,667

PREFERRED STOCK — 1.8%
BRAZIL — 1.8%
Banco Bradesco * (B)	17,000	47,273

TOTAL PREFERRED STOCK
(Cost $45,534)		47,273

TOTAL INVESTMENTS— 95.8%
(Cost $2,752,165)		$2,530,940

Percentages are based on Net Assets of $2,641,700.
*	Non-income producing security.
‡	Real Estate Investment Trust.
(A)	Level 3 security in accordance with fair value hierarchy.
(B)	There is currently no rate available.

ADR — American Depositary Receipt

Cl — Class

PCL — Public Company Limited

PJSC — Public Joint Stock Company

The following is a summary of the inputs used as of October 31, 2023 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3(1)		Total
Common Stock
Brazil	$144,161	$–	$–		$144,161
China	46,599	666,584	–		713,183
Hong Kong	–	120,667	–		120,667
Hungary	–	29,702	–		29,702
India	–	184,889	–		184,889
Indonesia	–	50,599	–		50,599
Malaysia	–	74,822	–		74,822
Mexico	92,040	–	–		92,040
Philippines	–	66,588	–		66,588
Russia	–	–	–	^	–
Singapore	–	23,721	–		23,721
South Africa	22,771	71,889	–		94,660
South Korea	–	327,238	–		327,238
Taiwan	–	340,969	–		340,969
Thailand	–	194,951	–		194,951
United Arab Emirates	–	25,477	–		25,477

Total Common Stock	305,571	2,178,096	–		2,483,667
Preferred Stock
Brazil	47,273	–	–		47,273

Total Investments in Securities	$352,844	$2,178,096	$–		$2,530,940

(1)

A reconciliation of Level 3 investments is presented when the fund has a significant amount of Level 3 investments at the end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

^	Includes securities in which the fair value is $0 or has been rounded to $0.

Amounts designated as “—” are $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.
19

The Advisors’ Inner Circle Fund III	Barrow Hanley
Floating Rate Fund
October 31, 2023

SECTOR WEIGHTINGS (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS BANK LOAN OBLIGATIONS — 84.9%

	Face Amount	Value

AEROSPACE AND DEFENSE — 1.6%
Cobham Ultra SeniorCo S.a r.l., Facility B (USD), 1st Lien
9.363%, CME Term SOFR + 3.500%, 08/06/2029(A)	$782,130	$757,101
Peraton Corp., Term B Loan, 1st Lien
9.174%, CME Term SOFR + 3.750%, 02/01/2028(A)	942,882	924,025

		1,681,126

BANK LOAN OBLIGATIONS — (continued)

	Face Amount	Value

AUTOMOBILE — 1.9%
Adient US LLC, Tranche B-1 Term Loan 1st Lien
8.689%, CME Term SOFR + 3.250%, 04/10/2028(A)	$1,123,063	$1,121,424
Tenneco Inc., Term Loan B 1st Lien
10.490%, CME Term SOFR + 5.000%, 11/17/2028(A)	2,816	2,338
10.476%, CME Term SOFR + 5.000%, 11/17/2028(A)	997,184	827,822

		1,951,584

AUTOMOTIVE — 0.8%
Clarios Global LP 2023 Term Loan (First Lien)
9.074%, CME Term SOFR + 3.750%, 04/06/2030(A)	790,000	788,025

BANKING — 1.1%
Nexus Buyer LLC, Term Loan, 1st Lien
9.174%, CME Term SOFR + 3.750%, 11/09/2026(A)	1,174,830	1,148,608

BEVERAGE, FOOD AND TOBACCO — 1.6%
8th Avenue Food & Provisions, Inc., 2021 Incremental Term Loan, 1st Lien
10.189%, CME Term SOFR + 4.750%, 10/01/2025(A)	774,101	729,265
Alpine US, Term Loan 1st Lien
10.703%, CME Term SOFR + 5.250%, 05/03/2028(A)	336,147	331,945
Woof Holdings, Inc., Initial Term Loan, 1st Lien
9.397%, CME Term SOFR + 3.750%, 12/21/2027(A)	385,546	311,648
Woof Holdings, Inc., Term Loan, 2nd Lien
12.749%, CME Term SOFR + 7.250%, 12/21/2028(A)	395,000	262,675

		1,635,533

BROADCASTING AND ENTERTAINMENT — 1.7%
CSC Holdings, LLC, 2022 Refinancing Term Loan, 1st Lien
9.835%, CME Term SOFR + 4.500%, 01/18/2028(A)	784,075	731,150
CSC Holdings, LLC, September 2019 Initial Term Loan, 1st Lien
7.949%, Syn LIBOR + 2.500%, 04/15/2027(A)	781,877	703,931
Virgin Media Bristol LLC, Facility Q, 1st Lien
8.699%, CME Term SOFR + 3.250%, 01/31/2029(A)	395,000	386,792

		1,821,873

The accompanying notes are an integral part of the financial statements.
20

The Advisors’ Inner Circle Fund III	Barrow Hanley
Floating Rate Fund
October 31, 2023

BANK LOAN OBLIGATIONS — (continued)

	Face Amount	Value

BUILDING AND DEVELOPMENT — 0.8%
Janus International Group, Amendment No.6 Refinancing Term Loan (First Lien)
8.764%, CME Term SOFR + 3.250%, 07/25/2030(A)	$500,000	$495,105
Walker & Dunlop, Inc., Incremental Term B Loan
8.424%, CME Term SOFR + 3.000%, 12/17/2029(A)	393,025	392,042

		887,147

BUILDINGS AND REAL ESTATE — 2.5%
Aegion Corporation, Initial Term Loan, 1st Lien
10.395%, CME Term SOFR + 4.750%, 05/17/2028(A)	774,330	767,229
Potters Industries, LLC, Initial Term Loan, 1st Lien
9.490%, CME Term SOFR + 4.000%, 12/14/2027(A)	1,155,647	1,156,375
WireCo WorldGroup Inc., Initial Term Loan, 1st Lien
9.699%, CME Term SOFR + 4.250%, 11/13/2028(A)	684,661	677,814

		2,601,418

BUSINESS EQUIPMENT & SERVICES — 0.4%
Emerald X Inc., Initial Term Loan
10.424%, CME Term SOFR + 5.000%, 06/02/2026(A)	394,013	393,276

CARGO TRANSPORT — 1.1%
First Student Bidco Inc., 2022 Incremental Term B Loan, 1st Lien
9.490%, CME Term SOFR + 4.000%, 07/21/2028(A)	366,724	358,550
First Student Bidco Inc., 2022 Incremental Term C Loan, 1st Lien
9.490%, CME Term SOFR + 4.000%, 07/21/2028(A)	25,468	24,900
First Student Bidco Inc., Initial Term B Loan, 1st Lien
8.652%, CME Term SOFR + 3.000%, 07/21/2028(A)	283,457	274,332
First Student Bidco Inc., Initial Term C Loan, 1st Lien
8.652%, CME Term SOFR + 3.000%, 07/21/2028(A)	106,804	103,366
Kenan Advantage Group, Inc., The, U.S. Term B-1 Loan, 1st Lien
9.477%, CME Term SOFR + 4.178%, 03/24/2026(A)	381,855	379,426

		1,140,574

BANK LOAN OBLIGATIONS — (continued)

	Face Amount	Value

CHEMICALS, PLASTICS AND RUBBER — 6.6%
DCG Acquisition Corp., Term Loan B, 1st Lien
9.924%, CME Term SOFR + 4.500%, 09/30/2026(A)	$385,546	$379,882
Koppers Inc., Term Loam B
9.410%, CME Term SOFR + 3.500%, 04/10/2030(A)	1,182,038	1,182,037
Momentive Performance Materials Inc. Initial Term Loan
9.824%, CME Term SOFR + 4.500%, 03/22/2028(A)	786,050	746,748
Nouryon Finance B.V., Extended Dollar Term Loan, 1st Lien
9.434%, CME Term SOFR + 4.000%, 04/03/2028(A)	1,263,538	1,233,920
Schenectady International Group, Inc., Initial Term Loan, 1st Lien
10.244%, CME Term SOFR + 4.750%, 10/15/2025(A)	709,360	529,233
Sparta U.S. Holdco LLC, Initial Term Loan, 1st Lien
8.679%, CME Term SOFR + 3.250%, 08/02/2028(A)	194,149	192,532
The Chemours Company Tranche B-3 US$ Term Loan
8.824%, CME Term SOFR + 3.500%, 08/18/2028(A)	1,500,000	1,455,000
W. R. Grace Holdings LLC, Initial Term Loan, 1st Lien
9.402%, CME Term SOFR + 3.750%, 09/22/2028(A)	776,596	760,419
Windsor Holdings III
9.815%, CME Term SOFR + 4.500%, 06/21/2030(A)	395,000	393,025

		6,872,796

CONTAINERS, PACKAGING AND GLASS — 2.1%
Five Star Lower Holding LLC, Initial Term Loan, 1st Lien
9.648%, CME Term SOFR + 4.250%, 05/05/2029(A)	391,050	371,009
Graham Packaging Company Inc., Initial Term Loan (2021), 1st Lien
8.439%, CME Term SOFR + 3.000%, 08/04/2027(A)	1,120,774	1,108,446
Pregis TopCo LLC, Third Amendment Refinancing Term Loan, 1st Lien
9.189%, CME Term SOFR + 3.750%, 07/31/2026(A)	193,525	192,739
ProAmpac PG Borrower LLC, 2023-1 Term Loan
12.000%, CME Term SOFR + 3.500%, 11/03/2028	500,000	492,815

		2,165,009

The accompanying notes are an integral part of the financial statements.
21

The Advisors’ Inner Circle Fund III	Barrow Hanley
Floating Rate Fund
October 31, 2023

BANK LOAN OBLIGATIONS — (continued)

	Face Amount	Value

DIVERSIFIED NATURAL RESOURCES, PRECIOUS METALS AND MINERALS — 2.2%
Mativ Holdings, Inc., Term B Loan, 1st Lien
9.189%, CME Term SOFR + 3.750%, 04/20/2028(A)	$2,316,799	$2,276,255

DIVERSIFIED/CONGLOMERATE MANUFACTURING — 1.1%
TK Elevator Midco GmbH, Facility B1 (USD), 1st Lien
9.381%, CME Term SOFR + 3.500%, 07/30/2027(A)	1,153,304	1,144,516

DIVERSIFIED/CONGLOMERATE SERVICE — 7.8%
BIFM CA Buyer Inc., Initial Term Loan, 1st Lien
8.939%, CME Term SOFR + 3.500%, 05/01/2026(A)	754,621	749,195
DXP Enterprises, Inc,. Term Loan B
10.291%, CME Term SOFR + 4.750%, 10/06/2030(A)	790,000	781,112
Embecta Corp., Initial Term Loan, 1st Lien
8.337%, CME Term SOFR + 3.000%, 03/30/2029(A)	321,712	311,006
Medline Borrower, LP, Initial Dollar Term Loan, 1st Lien
8.689%, CME Term SOFR + 3.250%, 10/23/2028(A)	778,101	772,755
Mercury Borrower, Inc., Initial Term Loan, 1st Lien
8.939%, CME Term SOFR + 3.500%, 08/02/2028(A)	755,523	739,785
Service Logic Acquisition, Inc., Closing Date Initial Term Loan, 1st Lien
9.645%, CME Term SOFR + 4.000%, 10/29/2027(A)	769,564	765,716
9.439%, CME term SOFR + 4.000%, 10/29/2027(A)	1,978	1,969
Sharp Midco LLC, Initial Term Loan, 1st Lien
9.490%, CME Term SOFR + 4.000%, 12/31/2028(A)	778,101	772,265
TMS International Corporation, Term B-4 Loan, 1st Lien
10.133%, CME Term SOFR + 4.750%, 03/02/2030(A)	1,214,098	1,214,098
10.074%, CME Term SOFR + 4.750%, 03/02/2030(A)	960,351	960,351
Verscend Holding Corp., Term B-1 Loan, 1st Lien
9.439%, CME Term SOFR + 4.000%, 08/27/2025(A)	569,392	568,560
VT Topco, Inc., Initial Term Loan 1st Lien
9.661%, CME Term SOFR + 4.250%, 08/10/2030(A)	500,000	498,440

		8,135,252

BANK LOAN OBLIGATIONS — (continued)

	Face Amount	Value

ECOLOGICAL — 0.4%
TMF Sapphire Bidco B.V., Facility B2, 1st Lien
10.414%, CME Term SOFR + 5.000%, 05/08/2028(A)	$395,000	$393,768

ECOLOGICAL SERVICES & EQUIPMENT — 0.6%
GFL Environmental Inc., 2023 A Refinancing Term Loan
7.912%, CME Term SOFR + 2.500%, 05/31/2027(A)	662,028	661,479

ELECTRONICS — 5.1%
Aretec Group, Inc. (fka RCS Capital Corporation) Term B-1 Loan
9.924%, CME Term SOFR + 4.500%, 08/09/2023(A)	500,000	484,910
Ingram Micro Inc., Term Loan B
8.653%, CME Term SOFR + 3.000%, 06/30/2028(A)	287,943	286,720
MH SUB I LLC, 2023 May Incremental Term Loan
9.574%, CME Term SOFR + 4.250%, 05/03/2028(A)	2,565,796	2,448,898
Proofpoint, Inc., Initial Term Loan, 1st Lien
8.689%, CME Term SOFR + 3.250%, 08/31/2028(A)	779,318	765,462
RealPage, Inc., Initial Term Loan, 1st Lien
8.439%, CME Term SOFR + 3.000%, 04/24/2028(A)	387,051	377,939
UKG Inc., Initial Term Loan, 1st Lien
9.233%, CME Term SOFR + 3.750%, 05/04/2026(A)	369,698	368,704
Ultra Clean, Term Loan, 1st Lien
9.191%, CME Term SOFR + 3.750%, 08/27/2025(A)	607,698	607,442

		5,340,075

FINANCE (INCLUDING STRUCTURED PRODUCTS) — 10.4%
Brown Group Holding, LLC, Incremental Term B-2 Facility, 1st Lien
9.173%, CME Term SOFR + 3.750%, 07/02/2029(A)	183,295	182,723
9.133%, CME Term SOFR + 3.750%, 07/02/2029(A)	207,755	207,107
Chariot Buyer LLC, Initial Term Loan, 1st Lien
8.674%, CME Term SOFR + 3.250%, 11/03/2028(A)	784,015	760,495
Fiserv Investment Solutions, Inc., Initial Term Loan, 1st Lien
9.383%, CME Term SOFR + 4.000%, 02/18/2027(A)	764,597	712,268

The accompanying notes are an integral part of the financial statements.
22

The Advisors’ Inner Circle Fund III	Barrow Hanley
Floating Rate Fund
October 31, 2023

BANK LOAN OBLIGATIONS — (continued)

	Face Amount	Value

FINANCE (INCLUDING STRUCTURED PRODUCTS) — (continued)
Global IID Parent LLC, Term B Loan, 1st Lien
10.152%, CME Term SOFR + 4.500%, 12/16/2028(A)	$1,552,202	$1,424,145
Greystone Select, Term Loan, 1st Lien
10.658%, CME Term SOFR + 5.000%, 06/16/2028(A)	382,907	370,462
Jane Street Group, LLC, Dollar Term Loan, 1st Lien
8.189%, CME Term SOFR + 2.750%, 01/26/2028(A)	759,928	757,458
KKR Apple Bidco, LLC, Amendment No. 1 Term Loan, 1st Lien
9.324%, CME Term SOFR + 4.000%, 09/22/2028(A)	785,058	782,726
Madison IAQ LLC, Initial Term Loan, 1st Lien
8.703%, CME Term SOFR + 3.250%, 06/21/2028(A)	385,803	371,551
MSP Law PLLC, Term Loan, 1st Lien
17.500%, 04/09/2025(B)	522,356	522,356
New SK Holdco Sub, LLC, New Term Loan, 1st Lien
13.674%, CME Term SOFR + 8.250%, 06/30/2027(A)	2,431,112	2,280,383
Osmosis Buyer Limited, 2022 Refinancing Term B Loan, 1st Lien
9.082%, CME Term SOFR + 3.750%, 07/31/2028(A)	1,008,356	988,078
Russell Investments US Institutional Holdco, Inc., 2025 Term Loan, 1st Lien
8.924%, CME Term SOFR + 3.500%, 05/30/2025(A)	1,555,287	1,472,017

		10,831,769

FINANCIAL INTERMEDIARIES — 0.5%
Fleetpride, Inc., 2023 Incremental Term Loan
9.827%, CME Term SOFR + 4.500%, 09/04/2028(A)(C)	500,000	493,125

HEALTH CARE — 1.3%
LifePoint Health, Inc., (fka Regionalcare Hospital Partners Holdings, Inc.) - 2023 Refinancing Term Loan
11.168%, CME Term SOFR + 5.500%, 11/16/2028(A)	1,497,039	1,411,663

BANK LOAN OBLIGATIONS — (continued)

	Face Amount	Value

HEALTHCARE, EDUCATION AND CHILDCARE — 7.4%
Bella Holding Company, LLC, Initial Term Loan, 1st Lien
9.174%, CME Term SOFR + 3.750%, 05/10/2028(A)	$774,101	$762,126
Charlotte Buyer, Inc., Initial Term Loan B, 1st Lien
10.591%, CME Term SOFR + 5.250%, 02/11/2028(A)(C)	787,038	777,624
CNT Holdings I Corp, Initial Term Loan, 1st Lien
8.926%, CME Term SOFR + 3.500%, 11/08/2027(A)	371,678	369,529
CNT Holdings I Corp, Initial Term Loan, 2nd Lien
12.176%, CME Term SOFR + 6.750%, 11/06/2028(A)	1,505,557	1,499,911
Jazz Pharmaceuticals Public Limited Company, Initial Dollar Term Loan, 1st Lien
8.939%, CME Term SOFR + 3.500%, 05/05/2028(A)	695,825	695,436
KUEHG Corp (fka KC MergerSub, Inc.), Initial Term Loan
10.390%, CME Term SOFR + 5.000%, 05/23/2030(A)	197,500	197,186
MED ParentCo, LP, Initial Term Loan, 1st Lien
9.689%, CME Term SOFR + 4.250%, 08/31/2026(A)	781,856	736,571
Star Parent, Inc., Term Loan
9.386%, CME Term SOFR + 4.000%, 09/19/2030(A)	500,000	475,815
Summit Behavioral Healthcare, LLC, Initial Term Loan, 1st Lien
10.429%, CME Term SOFR + 4.750%, 11/24/2028(A)	778,101	773,728
WCG Purchaser Corp., Initial Term Loan, 1st Lien
9.439%, CME Term SOFR + 4.000%, 01/08/2027(A)	1,143,447	1,126,776
Zest Acquisition Corp., Term B-1 Loan, 1st Lien
10.824%, CME Term SOFR + 5.500%, 02/08/2028(A)	352,338	344,850

		7,759,552

HOME AND OFFICE FURNISHINGS, HOUSEWARES AND DURABLE CONSUMER PRODUCTS — 0.7%
Pactiv Evergreen Inc., Tranche B-3 U.S. Term Loan, 1st Lien
8.689%, CME Term SOFR + 3.250%, 09/24/2028(A)	773,111	768,720

The accompanying notes are an integral part of the financial statements.
23

The Advisors’ Inner Circle Fund III	Barrow Hanley
Floating Rate Fund
October 31, 2023

BANK LOAN OBLIGATIONS — (continued)

	Face Amount	Value

HOTELS, MOTELS, INNS AND GAMING — 0.8%
BRE/Everbright M6 Borrower LLC, Initial Term Loan, 1st Lien
10.434%, CME Term SOFR + 5.000%, 09/09/2026(A)	$619,706	$614,674
Scientific Games Holdings LP , Initial Dollar Term Loan, 1st Lien
8.914%, CME Term SOFR + 3.500%, 04/04/2029(A)	195,030	191,545

		806,219

INDUSTRIAL EQUIPTMENT — 0.7%
Triton Water Holdings, Inc., Initial Term Loan, 1st Lien
8.902%, CME Term SOFR + 3.250%, 03/31/2028(A)	785,980	743,466

INSURANCE — 2.1%
Asurion, LLC, New B-4 Term Loan, 2nd Lien
10.689%, CME Term SOFR + 5.250%, 01/20/2029(A)	790,000	672,630
Hub International Limited, 2022 Incremental Term Loan, 1st Lien
9.365%, CME Term SOFR + 4.000%, 11/10/2029(A)	392,038	391,320
Hub International Limited, 2023 Refinancing Term Loan, 1st Lien
9.662%, CME Term SOFR + 4.250%, 06/20/2030(A)	395,000	394,720
USI, Inc., 2022 New Term Loan, 1st Lien
9.140%, CME Term SOFR + 3.750%, 11/22/2029(A)	782,100	779,331

		2,238,001

MACHINERY (NON-AGRICULTURE, NON- CONSTRUCTION AND NON-ELECTRONIC) — 6.7%
Alliance Laundry Systems LLC, Initial Term B Loan, 1st Lien
8.994%, CME Term SOFR + 3.500%, 10/08/2027(A)	1,108,086	1,105,117
AZZ Inc., Initial Term Loan, 1st Lien
9.074%, CME Term SOFR + 4.250%, 05/13/2029(A)	938,675	938,009
Engineered Machinery Holdings, Inc., Incremental Amendment No. 3 Term Loan, 2nd Lien
11.652%, CME Term SOFR + 6.000%, 05/21/2029(A)	395,000	383,150
Filtration Group Corporation, 2021 Incremental Term Loan, 1st Lien
8.939%, CME Term SOFR + 3.500%, 10/21/2028(A)	1,354,677	1,343,203

BANK LOAN OBLIGATIONS — (continued)

	Face Amount	Value

MACHINERY (NON-AGRICULTURE, NON-CONSTRUCTION AND NON-ELECTRONIC) — (continued)
Filtration Group Corporation, 2023 Extended Dollar Term Loan
9.689%, CME Term SOFR + 4.250%, 10/31/2028(A)	$196,513	$196,420
Gates Global LLC, Initial B-4 Dollar Term Loan, 1st Lien
8.324%, CME Term SOFR + 3.500%, 11/16/2029(A)	782,100	781,044
Indicor, LLC, Initial Dollar Term Loan, 1st Lien
9.890%, CME Term SOFR + 4.500%, 11/22/2029(A)	786,050	784,085
Pro Mach Group, Inc., Closing Date Initial Term Loan, 1st Lien
9.439%, CME Term SOFR + 4.000%, 08/31/2028(A)	775,885	773,502
SPX Flow, Inc., Term Loan, 1st Lien
9.924%, CME Term SOFR + 4.500%, 04/05/2029(A)	688,416	681,532

		6,986,062

MINING, STEEL, IRON AND NONPRECIOUS METALS — 0.5%
Arsenal AIC Parent LLC, Term Loan B
9.879%, CME Term SOFR + 4.500%, 08/18/2030(A)	500,000	498,395

OIL AND GAS — 1.5%
CQP Holdco LP, Initial Term Loan, 1st Lien
8.990%, CME Term SOFR + 3.500%, 06/05/2028(A)	1,544,203	1,541,948

PERSONAL AND NON-DURABLE CONSUMER PRODUCTS (MANUFACTURING ONLY) — 2.3%
ABG Intermediate Holdings 2 LLC, Initial Term Loan, 2nd Lien
11.427%, CME Term SOFR + 6.000%, 12/20/2029(A)	78,800	79,047
ABG Intermediate Holdings 2 LLC, Tranche TLB-1 Term Loan, 1st Lien
8.924%, CME Term SOFR + 3.500%, 12/21/2028(A)	780,595	778,222
Hanesbrands Inc., Initial Tranche B Term Loan, 1st Lien
9.074%, CME Term SOFR + 3.750%, 03/08/2030(A)	786,050	775,242
Sunshine Luxembourg VII S.a r.l., Facility B3, 1st Lien
9.240%, CME Term SOFR + 3.750%, 10/01/2026(A)	766,216	764,829

		2,397,340

The accompanying notes are an integral part of the financial statements.
24

The Advisors’ Inner Circle Fund III	Barrow Hanley
Floating Rate Fund
October 31, 2023

BANK LOAN OBLIGATIONS — (continued)

	Face Amount	Value

PERSONAL TRANSPORTATION — 1.6%
AAdvantage Loyality IP Ltd. (American Airlines, Inc.), Initial Term Loan, 1st Lien
10.427%, CME Term SOFR + 4.750%, 04/20/2028(A)	$1,066,500	$1,079,831
Mileage Plus Holdings, LLC (Mileage Plus Intellectual Property Assets, Ltd.), Initial Term Loan, 1st Lien
10.798%, CME Term SOFR + 5.250%, 06/21/2027(A)	592,105	609,300

		1,689,131

PRINTING, PUBLISHING AND BROADCASTING — 2.5%
LABL, Inc., Initial Dollar Term Loan, 1st Lien
10.424%, CME Term SOFR + 5.000%, 10/29/2028(A)	776,596	729,325
Magnite, Inc., Initial Term Loan, 1st Lien
10.929%, CME Term SOFR + 5.000%, 04/28/2028(A)	156,229	156,424
10.684%, CME Term SOFR + 5.000%, 04/28/2028(A)	156,229	156,424
10.439%, CME Term SOFR + 5.000%, 04/28/2028(A)	844,952	846,008
Taboola, Inc., Tranche B Term Loan
9.439%, CME Term SOFR + 4.000%, 09/01/2028(A)	759,999	756,199

		2,644,380

RETAIL STORES — 5.5%
Allied Universal Holdco LLC (f/k/a USAGM Holdco, LLC), Initial U.S. Dollar Term Loan, 1st Lien
9.174%, CME Term SOFR + 3.750%, 05/12/2028(A)	753,084	713,833
BCPE Empire Holdings, Inc., 2023 Extended Term Loan 1st Lien
10.074%, CME Term SOFR + 4.750%, 12/11/2028(A)	2,068,887	2,064,232
Chefs’ Warehouse, Inc., The, 2022 Term Loan, 1st Lien
10.174%, CME Term SOFR + 4.750%, 08/23/2029(A)	364,717	365,326
Pet IQ, Term Loan, 1st Lien
10.167%, CME Term SOFR + 4.250%, 04/07/2028	772,596	749,418
PetSmart LLC, Initial Term Loan, 1st Lien
9.174%, CME Term SOFR + 3.750%, 02/11/2028(A)	772,596	762,135

BANK LOAN OBLIGATIONS — (continued)

	Face Amount	Value

RETAIL STORES — (continued)
Upbound Group, Inc., Initial Term Loan (2021), 1st Lien
8.952%, CME Term SOFR + 3.250%, 02/17/2028(A)	$732,457	$723,302
Victoria’s Secret & Co., Initial Term Loan, 1st Lien
8.903%, CME Term SOFR + 3.250%, 08/02/2028(A)	387,051	375,439

		5,753,685

TELECOMMUNICATIONS — 0.7%
Frontier Communications Holdings, LLC, TLB, 1st Lien
9.189%, CME Term SOFR + 3.750%, 05/01/2028(A)	770,102	740,260

UTILITIES — 0.3%
Del Monte Foods, Inc., Initial Term Loan, 1st Lien
11.750%, CME Term SOFR + 4.250%, 05/16/2029(A)	352,331	339,999

TOTAL BANK LOAN OBLIGATIONS
(Cost $89,610,175)		88,682,029

CORPORATE OBLIGATIONS — 12.0%

COMMUNICATION SERVICES — 2.0%
CCO Holdings
4.750%, 03/01/2030 (D)	1,185,000	977,534
CSC Holdings
4.125%, 12/01/2030 (D)	1,580,000	1,058,540

		2,036,074

FINANCIALS — 2.4%
Burford Capital Global Finance
9.250%, 07/01/2031 (D)	1,185,000	1,169,595
Ken Garff Automotive
4.875%, 09/15/2028 (D)	395,000	334,053
Nationstar Mortgage Holdings
5.750%, 11/15/2031 (D)	790,000	657,951
Rithm Capital
6.250%, 10/15/2025 (D)	395,000	373,861

		2,535,460

HEALTH CARE — 1.2%
Bausch & Lomb Escrow
8.375%, 10/01/2028 (D)	790,000	784,667
Bausch Health
5.250%, 01/30/2030 (D)	790,000	273,538
Emergent BioSolutions
3.875%, 08/15/2028 (D)	395,000	155,324

		1,213,529

The accompanying notes are an integral part of the financial statements.
25

The Advisors’ Inner Circle Fund III	Barrow Hanley
Floating Rate Fund
October 31, 2023

CORPORATE OBLIGATIONS — (continued)

	Face Amount	Value

INDUSTRIALS — 3.3%
AerCap Global Aviation Trust
6.500%, TSFR3M + 4.562%, 06/15/2045 (A)(D)	$790,000	$774,979
Enviri
5.750%, 07/31/2027 (D)	592,000	500,389
ILFC E-Capital Trust I
7.209%, TSFR3M + 1.812%, 12/21/2065 (A)(D)	1,343,000	988,200
ILFC E-Capital Trust II
7.459%, TSFR3M + 2.062%, 12/21/2065 (A)(D)	1,102,000	819,444
Waste Pro USA
5.500%, 02/15/2026 (D)	395,000	363,086

		3,446,098

INFORMATION TECHNOLOGY — 0.3%
Entegris Escrow
5.950%, 06/15/2030 (D)	395,000	361,363

MATERIALS — 2.8%
Ardagh Metal Packaging Finance USA
4.000%, 09/01/2029 (D)	500,000	375,035
Avient
7.125%, 08/01/2030 (D)	395,000	380,026
Chemours
4.625%, 11/15/2029 (D)	1,185,000	915,269
Mauser Packaging Solutions Holding
7.875%, 08/15/2026 (D)	885,000	828,908
Pactiv Evergreen Group Issuer
4.375%, 10/15/2028 (D)	395,000	335,998
TMS International
6.250%, 04/15/2029 (D)	115,000	90,729

		2,925,965

TOTAL CORPORATE OBLIGATIONS
(Cost $13,806,218)		12,518,489

ASSET-BACKED SECURITIES — 0.9%

OTHER ASSET-BACKED SECURITIES — 0.9%

Empower CLO, Ser 2023-2A, Cl D
10.740%, , TSFR3M + 5.400%, 07/15/2036 (A)(D)	500,000	492,803

ASSET-BACKED SECURITIES — (continued)

	Face Amount	Value

OTHER ASSET-BACKED SECURITIES — (continued)
Madison Park Funding XVIII, Ser 2017-18A, Cl DR
8.624%, TSFR3M + 3.212%, 10/21/2030 (A)(D)	$500,000	$479,473

TOTAL ASSET-BACKED SECURITIES
(Cost $957,206)		972,276

WARRANT — 0.0%
	Number of Warrants
Service King#*(B)
Strike Price $–	2,554	1,277

TOTAL WARRANT
(Cost $—)		1,277

TOTAL INVESTMENTS— 97.8%
(Cost $104,373,599)		$102,174,071

Percentages are based on Net Assets of $104,488,098.
*	Non-income producing security.
#	Expiration date not available.
(A)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(B)	Level 3 security in accordance with fair value hierarchy.
(C)	Unsettled bank loan. Interest rate may not be available.
(D)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2023, the value of these securities amounted to $13,490,765, representing 12.9% of the Net Assets of the Fund.

Cl — Class

CLO — Collateralized Loan Obligation

CME — Chicago Mercantile Exchange

LLC — Limited Liability Company

LIBOR — London Interbank Offered Rate

LP — Limited Partnership

Ltd. — Limited

Ser — Series

SOFR — Secured Overnight Financing Rate

SPX — Standard & Poor’s 500 Index

The accompanying notes are an integral part of the financial statements.
26

The Advisors’ Inner Circle Fund III	Barrow Hanley
Floating Rate Fund
October 31, 2023

The following is a summary of the inputs used as of October 31, 2023 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Bank Loan Obligations	$—	$88,159,673	$522,356	$88,682,029
Corporate Obligations	—	12,518,489	—	12,518,489
Asset-Backed Securities	—	972,276	—	972,276
Warrant	—	—	1,277	1,277

Total Investments in Securities	$—	$101,650,438	$523,633	$102,174,071

(1)

A reconciliation of Level 3 investments is presented when the fund has a significant amount of Level 3 investments at the end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.
27

The Advisors’ Inner Circle Fund III	Barrow Hanley
International Value Fund
October 31, 2023

SECTOR WEIGHTINGS (Unaudited)†
† Percentages are based on total investments.
SCHEDULE OF INVESTMENTS
COMMON STOCK — 93.7%

	Shares	Value
CANADA — 4.8%
Enbridge	54,500	$1,746,515
Suncor Energy	38,080	1,233,224

		2,979,739

CHINA — 2.6%
BOC Hong Kong Holdings	613,500	1,622,425

FINLAND — 2.0%
Stora Enso, Cl R	64,512	775,331
Valmet	20,912	469,294

		1,244,625

FRANCE — 7.0%
Accor	23,895	762,313
Arkema	11,389	1,067,181
Cie Generale des Etablissements Michelin	50,363	1,496,208
Thales	6,823	1,006,922

		4,332,624

GERMANY — 7.2%
BASF	30,403	1,404,836
Continental	15,954	1,041,621
Deutsche Post	23,841	930,836
Rheinmetall	3,622	1,039,853

		4,417,146

HONG KONG — 1.8%
CLP Holdings	148,000	1,083,180

ITALY — 3.3%
Azimut Holding	32,498	684,763
Enel	209,421	1,329,317

		2,014,080

JAPAN — 18.9%
Asahi Group Holdings	37,000	1,338,305
Honda Motor	108,100	1,107,892
Koito Manufacturing	77,300	1,158,165
Komatsu	41,200	946,628
Makita	53,500	1,382,807

COMMON STOCK — (continued)

	Shares	Value
JAPAN — (continued)
MINEBEA MITSUMI	70,400	$1,103,823
Mitsubishi Electric	70,300	806,096
Nabtesco	58,767	1,040,863
NSK	196,900	1,059,800
Olympus	25,700	343,232
Tosoh	63,500	777,508
TOTO	25,100	605,202

		11,670,321

NETHERLANDS — 4.0%
Akzo Nobel	19,107	1,281,788
ING Groep	17,608	225,744
Randstad	18,270	946,108

		2,453,640

NORWAY — 6.2%
Aker BP	57,257	1,650,239
DNB Bank	43,559	785,886
Equinor	40,787	1,367,311

		3,803,436

SINGAPORE — 2.1%
United Overseas Bank	65,300	1,288,023

SOUTH AFRICA — 1.3%
Sibanye Stillwater	641,389	818,125

SOUTH KOREA — 1.7%
SK Hynix	12,070	1,048,184

SWEDEN — 8.2%
Boliden	34,713	889,804
Electrolux, Cl B	96,890	815,350
Elekta, Cl B	131,615	896,534
Getinge, Cl B	57,748	1,039,645
SKF, Cl B	86,533	1,402,913

		5,044,246

SWITZERLAND — 2.9%
Julius Baer Group	29,775	1,764,517

UNITED KINGDOM — 19.7%
Associated British Foods PLC	53,061	1,308,913
BAE Systems PLC	78,959	1,061,714
Centrica PLC	609,934	1,167,597
CK Hutchison Holdings PLC	231,500	1,171,919
DS Smith PLC	311,868	1,081,706
Entain PLC	68,158	773,750
HSBC Holdings PLC	233,718	1,687,545
Legal & General Group PLC	538,068	1,386,336
Persimmon PLC	65,129	806,559
Smith & Nephew PLC	85,853	960,793
St. James’s Place PLC	92,526	721,314

		12,128,146

TOTAL COMMON STOCK
(Cost $61,302,292)		57,712,457

The accompanying notes are an integral part of the financial statements.
28

The Advisors’ Inner Circle Fund III	Barrow Hanley
International Value Fund
October 31, 2023

PREFERRED STOCK — 3.5%

	Shares	Value
GERMANY — 3.5%
Dr Ing hc F Porsche (A)	6,647	$582,577
Henkel & KGaA (A)	21,974	1,585,096

TOTAL PREFERRED STOCK
(Cost $2,219,126)		2,167,673

TOTAL INVESTMENTS— 97.2%
(Cost $63,521,418)		$59,880,130

Percentages are based on Net Assets of $61,588,381.
(A)	There is currently no rate available.

Cl — Class
PLC — Public Limited Company

The following is a summary of the inputs used as of October 31, 2023 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Canada	$2,979,739	$–	$–	$2,979,739
China	–	1,622,425	–	1,622,425
Finland	–	1,244,625	–	1,244,625
France	–	4,332,624	–	4,332,624
Germany	–	4,417,146	–	4,417,146
Hong Kong	–	1,083,180	–	1,083,180
Italy	–	2,014,080	–	2,014,080
Japan	–	11,670,321	–	11,670,321
Netherlands	–	2,453,640	–	2,453,640
Norway	–	3,803,436	–	3,803,436
Singapore	–	1,288,023	–	1,288,023
South Africa	–	818,125	–	818,125
South Korea	–	1,048,184	–	1,048,184
Sweden	–	5,044,246	–	5,044,246
Switzerland	–	1,764,517	–	1,764,517
United Kingdom	–	12,128,146	–	12,128,146

Total Common Stock	2,979,739	54,732,718	–	57,712,457
Preferred Stock
Germany	–	2,167,673	–	2,167,673

Total Investments in Securities	$2,979,739	$56,900,391	$–	$59,880,130

Amounts designated as “—” are $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.
29

The Advisors’ Inner Circle Fund III	Barrow Hanley
Total Return Bond Fund
October 31, 2023

SECTOR WEIGHTINGS (Unaudited)†
† Percentages are based on total investments.
SCHEDULE OF INVESTMENTS
MORTGAGE-BACKED SECURITIES — 25.4%

	Face Amount	Value
AGENCY MORTGAGE BACKED SECURITIES — 25.0%
FHLMC
6.000%, 03/01/2053 to 10/01/2053	$2,445,743	$2,387,265
5.500%, 09/01/2053	710,153	675,566
5.000%, 11/01/2052	1,020,195	941,287
4.000%, 06/01/2042 to 04/01/2048	1,446,416	1,271,438
3.500%, 09/01/2028 to 01/01/2048	503,652	433,832
3.000%, 11/01/2032 to 04/01/2047	417,458	353,737
2.500%, 06/01/2035 to 05/01/2052	2,107,691	1,662,450
2.000%, 09/01/2050 to 02/01/2052	1,235,516	914,575
FNMA
6.500%, 10/01/2053	1,061,813	1,056,270
6.000%, 09/01/2053	1,214,797	1,183,554
5.500%, 12/01/2035	4,865	4,779
5.000%, 05/01/2040 to 06/01/2053	2,680,209	2,484,577
4.500%, 04/01/2034 to 06/01/2053	2,453,790	2,213,147
4.000%, 11/01/2044 to 09/01/2052	3,101,542	2,697,266
3.500%, 06/01/2037 to 05/01/2052	2,659,405	2,265,489
3.000%, 10/01/2034 to 07/01/2052	4,128,087	3,344,142
2.500%, 11/01/2041 to 02/01/2052	4,978,635	3,850,231
2.000%, 11/01/2035 to 01/01/2052	3,856,847	2,914,436
GNMA
5.500%, 07/20/2053	1,246,506	1,192,531
5.000%, 10/15/2039 to 04/20/2053	1,577,569	1,476,096

MORTGAGE-BACKED SECURITIES — (continued)

	Face Amount	Value

AGENCY MORTGAGE BACKED SECURITIES — (continued)
4.500%, 02/20/2050 to 09/20/2052	$834,579	$755,696
4.000%, 12/20/2047 to 03/20/2052	603,099	531,749
3.500%, 09/15/2041 to 01/20/2052	393,060	340,273
3.000%, 06/20/2051 to 06/20/2052	1,949,121	1,611,486
2.500%, 04/20/2050 to 04/20/2052	3,091,444	2,465,672
GNMA, Ser 2023-111, Cl PH
5.000%, 05/20/2053	716,589	693,907

		39,721,451

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.3%
BX Commercial Mortgage Trust, Ser VOLT, Cl A
6.149%, TSFR1M + 0.814%, 09/15/2036 (A)(B)	250,000	242,167
Cold Storage Trust, Ser ICE5, Cl A
6.351%, TSFR1M + 1.014%, 11/15/2037 (A)(B)	201,513	199,269

		441,436

NON-AGENCY MORTGAGE-BACKED SECURITY — 0.1%
Seasoned Loans Structured Transaction Trust, Ser 2020-3, Cl A1C
2.000%, 11/25/2030	137,759	118,931

TOTAL MORTGAGE-BACKED SECURITIES (Cost $43,605,727)		40,281,818

CORPORATE OBLIGATIONS — 16.3%

COMMUNICATION SERVICES — 1.0%
AT&T
3.800%, 12/01/2057	210,000	126,462
3.650%, 09/15/2059	805,000	465,743
2.550%, 12/01/2033	305,000	218,899
2.250%, 02/01/2032	130,000	96,069
Charter Communications Operating
4.800%, 03/01/2050	325,000	214,237
3.700%, 04/01/2051	325,000	178,172
3.500%, 03/01/2042	160,000	94,489

The accompanying notes are an integral part of the financial statements.
30

The Advisors’ Inner Circle Fund III	Barrow Hanley
Total Return Bond Fund
October 31, 2023

CORPORATE OBLIGATIONS — (continued)

	Face Amount	Value

COMMUNICATION SERVICES — (continued)
Warnermedia Holdings
5.141%, 03/15/2052	$390,000	$275,971

		1,670,042

CONSUMER DISCRETIONARY — 0.2%
Nissan Motor
4.810%, 09/17/2030 (A)	400,000	339,833

CONSUMER STAPLES — 0.9%
BAT Capital
2.259%, 03/25/2028	190,000	159,449
Philip Morris International
5.375%, 02/15/2033	1,175,000	1,085,579
Reynolds American
5.700%, 08/15/2035	150,000	128,517

		1,373,545

ENERGY — 0.8%
Diamondback Energy
6.250%, 03/15/2033	150,000	148,055
4.400%, 03/24/2051	215,000	152,559
4.250%, 03/15/2052	100,000	68,729
Enbridge
5.700%, 03/08/2033	345,000	322,587
Energy Transfer
7.500%, 07/01/2038	280,000	286,202
Kinder Morgan Energy Partners
5.400%, 09/01/2044	75,000	60,385
ONEOK Partners
6.850%, 10/15/2037	110,000	107,410
Targa Resources
4.200%, 02/01/2033	195,000	161,628

		1,307,555

FINANCIALS — 6.3%
Bank of America
2.592%, SOFRRATE + 2.150%, 04/29/2031 (B)	145,000	114,313
2.572%, SOFRRATE + 1.210%, 10/20/2032 (B)	240,000	179,746
2.482%, H15T5Y + 1.200%, 09/21/2036 (B)	180,000	128,285
2.299%, SOFRRATE + 1.220%, 07/21/2032 (B)	390,000	287,728
Bank of America MTN
2.496%, TSFR3M + 1.252%, 02/13/2031 (B)	295,000	232,519
1.898%, SOFRRATE + 1.530%, 07/23/2031 (B)	110,000	81,837
Barclays PLC
7.437%, H15T1Y + 3.500%, 11/02/2033 (B)	470,000	468,954

CORPORATE OBLIGATIONS — (continued)

	Face Amount	Value

FINANCIALS — (continued)
7.119%, SOFRRATE + 3.570%, 06/27/2034 (B)	$215,000	$199,667
3.811%, H15T1Y + 1.700%, 03/10/2042 (B)	235,000	148,052
2.894%, H15T1Y + 1.300%, 11/24/2032 (B)	965,000	704,616
Citigroup
4.412%, SOFRRATE + 3.914%, 03/31/2031 (B)	465,000	411,388
1.281%, SOFRRATE + 0.528%, 11/03/2025 (B)	95,000	89,906
Deutsche Bank NY
7.146%, SOFRRATE + 2.520%, 07/13/2027 (B)	190,000	189,869
7.079%, SOFRRATE + 3.650%, 02/10/2034 (B)	215,000	189,397
2.552%, SOFRRATE + 1.318%, 01/07/2028 (B)	220,000	190,422
2.311%, SOFRRATE + 1.219%, 11/16/2027 (B)	120,000	103,791
Fidelity National Financial
3.200%, 09/17/2051	155,000	80,763
Goldman Sachs Group
4.411%, TSFR3M + 1.692%, 04/23/2039 (B)	125,000	99,190
1.542%, SOFRRATE + 0.818%, 09/10/2027 (B)	235,000	204,458
1.431%, SOFRRATE + 0.798%, 03/09/2027 (B)	435,000	386,335
Intesa Sanpaolo
4.198%, H15T1Y + 2.600%, 06/01/2032 (A)(B)	460,000	326,965
JPMorgan Chase
1.561%, SOFRRATE + 0.605%, 12/10/2025 (B)	100,000	94,633
Lloyds Banking Group
7.953%, H15T1Y + 3.750%, 11/15/2033 (B)	805,000	816,272
Markel Group
3.450%, 05/07/2052	580,000	349,986
Mitsubishi UFJ Financial Group
2.852%, H15T1Y + 1.100%, 01/19/2033 (B)	400,000	307,328
2.309%, H15T1Y + 0.950%, 07/20/2032 (B)	455,000	339,322
2.193%, 02/25/2025	315,000	299,322
Moody’s
2.550%, 08/18/2060	75,000	34,315
Morgan Stanley MTN
3.591%, US0003M + 1.340%, 07/22/2028 (B)	245,000	222,193
2.239%, SOFRRATE + 1.178%, 07/21/2032 (B)	150,000	110,632

The accompanying notes are an integral part of the financial statements.
31

The Advisors’ Inner Circle Fund III	Barrow Hanley
Total Return Bond Fund
October 31, 2023

CORPORATE OBLIGATIONS — (continued)

	Face Amount	Value

FINANCIALS — (continued)
0.864%, SOFRRATE + 0.745%, 10/21/2025 (B)	$220,000	$207,741
Northern Trust
6.125%, 11/02/2032	160,000	154,228
PNC Financial Services Group
3.400%, H15T5Y + 2.595%(B)(C)	730,000	525,265
State Street
2.354%, SOFRRATE + 0.940%, 11/01/2025 (B)	220,000	211,111
UBS Group
6.246%, H15T1Y + 1.800%, 09/22/2029 (A)(B)	200,000	195,953
3.091%, SOFRRATE + 1.730%, 05/14/2032 (A)(B)	1,295,000	996,056
Wells Fargo MTN
2.572%, TSFR3M + 1.262%, 02/11/2031 (B)	370,000	292,969

		9,975,527

HEALTH CARE — 0.4%
Viatris
3.850%, 06/22/2040	925,000	575,712

INDUSTRIALS — 0.6%
AerCap Ireland Capital DAC
3.300%, 01/30/2032	565,000	437,417
American Airlines 2019-1 Class AA Pass Through Trust
3.150%, 02/15/2032	81,014	67,514
Bayer US Finance II
4.250%, 12/15/2025 (A)	75,000	72,057
Quanta Services
3.050%, 10/01/2041	150,000	89,914
2.900%, 10/01/2030	360,000	283,479

		950,381

INFORMATION TECHNOLOGY — 0.8%
Dell International
3.450%, 12/15/2051	165,000	98,307
Sprint Capital
8.750%, 03/15/2032	400,000	450,259
VMware
2.200%, 08/15/2031	930,000	687,516

		1,236,082

MATERIALS — 0.1%
EIDP
1.700%, 07/15/2025	150,000	139,598

REAL ESTATE — 0.2%
Alexandria Real Estate Equities
1.875%, 02/01/2033	140,000	95,390

CORPORATE OBLIGATIONS — (continued)

	Face Amount	Value

REAL ESTATE — (continued)
American Tower
2.300%, 09/15/2031	$220,000	$162,244
TELUS
3.400%, 05/13/2032	135,000	106,901

		364,535

UTILITIES — 5.0%
American Electric Power
2.031%, 03/15/2024	205,000	201,547
Appalachian Power
4.500%, 03/01/2049	50,000	36,251
Arizona Public Service
2.650%, 09/15/2050	90,000	46,023
BAT Capital
7.081%, 08/02/2053	590,000	526,581
Consumers Energy
2.500%, 05/01/2060	67,000	32,450
DTE Energy
1.050%, 06/01/2025	240,000	221,710
Duke Energy Carolinas
6.050%, 04/15/2038	355,000	342,157
6.000%, 01/15/2038	125,000	121,430
Duke Energy Progress
4.150%, 12/01/2044	195,000	142,455
Duke Energy Progress NC Storm Funding
2.387%, 07/01/2037	360,000	265,543
Electricite de France
6.900%, 05/23/2053 (A)	590,000	548,898
5.000%, 09/21/2048 (A)	1,215,000	891,086
4.750%, 10/13/2035 (A)	280,000	234,329
Entergy
2.800%, 06/15/2030	90,000	73,057
Entergy Arkansas
3.350%, 06/15/2052	145,000	87,110
Entergy Louisiana
4.000%, 03/15/2033	110,000	92,418
Florida Power & Light
3.950%, 03/01/2048	125,000	89,208
Kentucky Utilities
3.300%, 06/01/2050	160,000	97,288
National Fuel Gas
3.950%, 09/15/2027	135,000	122,484
National Grid
5.809%, 06/12/2033	1,060,000	999,245
National Rural Utilities Cooperative Finance
5.450%, 10/30/2025	195,000	194,700
National Rural Utilities Cooperative Finance MTN
1.000%, 10/18/2024	95,000	90,748
NiSource
5.250%, 03/30/2028	825,000	800,979

The accompanying notes are an integral part of the financial statements.
32

The Advisors’ Inner Circle Fund III	Barrow Hanley
Total Return Bond Fund
October 31, 2023

CORPORATE OBLIGATIONS — (continued)

	Face Amount	Value

UTILITIES — (continued)
PacifiCorp
5.500%, 05/15/2054	$1,175,000	$956,998
Sempra
3.300%, 04/01/2025	400,000	384,660
Sempra Global
3.250%, 01/15/2032 (A)	175,000	131,671
Vistra Operations
5.125%, 05/13/2025 (A)	305,000	298,029

		8,029,055

TOTAL CORPORATE OBLIGATIONS (Cost $27,925,095)		25,961,865

U.S. TREASURY OBLIGATIONS — 15.6%
U.S. Treasury Bonds
3.875%, 02/15/2043	5,385,000	4,477,123
3.625%, 02/15/2053	1,725,000	1,344,152
1.375%, 08/15/2050	1,315,000	598,633
U.S. Treasury Notes
3.625%, 05/31/2028	2,020,000	1,920,973
3.500%, 02/15/2033	9,420,000	8,432,372
1.500%, 02/15/2030	1,870,000	1,528,798
1.250%, 08/31/2024	2,990,000	2,887,803
1.125%, 02/28/2025	3,770,000	3,568,982

TOTAL U.S. TREASURY OBLIGATIONS (Cost $25,573,642)		24,758,836

ASSET-BACKED SECURITIES — 3.5%

AUTOMOTIVE — 2.5%
Ally Auto Receivables Trust, Ser 2022-1, Cl A3
3.310%, 11/15/2026	155,000	151,615
AmeriCredit Automobile Receivables Trust, Ser 2021-1, Cl A3
0.370%, 08/18/2025	4,004	3,997
AmeriCredit Automobile Receivables Trust, Ser 2021-2, Cl A3
0.340%, 12/18/2026	150,384	148,213
AmeriCredit Automobile Receivables Trust, Ser 2022-2, Cl A3
4.380%, 04/18/2028	130,000	127,517
Americredit Automobile Receivables Trust, Ser 2023-1, Cl A2A
5.840%, 10/19/2026	249,025	248,432
BMW Vehicle Lease Trust, Ser 2023-2, Cl A3
5.990%, 09/25/2026	940,000	940,690

ASSET-BACKED SECURITIES — (continued)

	Face Amount	Value

AUTOMOTIVE — (continued)
BMW Vehicle Owner Trust, Ser 2022-A, Cl A3
3.210%, 08/25/2026	$80,000	$78,100
Fifth Third Auto Trust, Ser 2023-1, Cl A2A
5.800%, 11/16/2026	195,000	194,625
Ford Credit Auto Lease Trust, Ser 2022-A, Cl A3
3.230%, 05/15/2025	164,719	163,557
Ford Credit Auto Owner Trust, Ser 2021-2, Cl A
1.530%, 05/15/2034 (A)	205,000	180,443
Ford Credit Auto Owner Trust, Ser 2023-A, Cl A3
4.650%, 02/15/2028	260,000	254,639
GM Financial Automobile Leasing Trust, Ser 2022-1, Cl A3
1.900%, 03/20/2025	268,890	265,907
GM Financial Revolving Receivables Trust, Ser 2021-1, Cl A
1.170%, 06/12/2034 (A)	155,000	136,199
Honda Auto Receivables Owner Trust, Ser 2022-1, Cl A3
1.880%, 05/15/2026	165,000	159,228
Honda Auto Receivables Owner Trust, Ser 2023-2, Cl A3
4.930%, 11/15/2027	270,000	265,676
Mercedes-Benz Auto Lease Trust, Ser 2021-B, Cl A3
0.400%, 11/15/2024	82,642	82,127
Toyota Auto Loan Extended Note Trust, Ser 2020-1A, Cl A
1.350%, 05/25/2033 (A)	215,000	199,968
Toyota Auto Loan Extended Note Trust, Ser 2023-1A, Cl A
4.930%, 06/25/2036 (A)	100,000	96,202
Toyota Auto Receivables Owner Trust, Ser 2022-A, Cl A3
1.230%, 06/15/2026	121,699	117,659
Volkswagen Auto Loan Enhanced Trust, Ser 2021-1, Cl A3
1.020%, 06/22/2026	115,629	111,611

		3,926,405

OTHER ASSET-BACKED SECURITIES — 1.0%
CNH Equipment Trust, Ser 2020-A, Cl A3
1.160%, 06/16/2025	8,379	8,353

The accompanying notes are an integral part of the financial statements.
33

The Advisors’ Inner Circle Fund III	Barrow Hanley
Total Return Bond Fund
October 31, 2023

ASSET-BACKED SECURITIES — (continued)

	Face Amount	Value

OTHER ASSET-BACKED SECURITIES — (continued)
CNH Equipment Trust, Ser 2021-A, Cl A3
0.400%, 12/15/2025	$81,281	$78,878
CNH Equipment Trust, Ser 2023-A, Cl A3
4.810%, 08/15/2028	235,000	230,159
John Deere Owner Trust, Ser 2022-A, Cl A3
2.320%, 09/16/2026	265,629	257,759
John Deere Owner Trust, Ser 2022-B, Cl A3
3.740%, 02/16/2027	215,000	208,841
New Economy Assets Phase 1 Sponsor, Ser 2021-1, Cl A1
1.910%, 10/20/2061 (A)	235,000	200,958
PSNH Funding 3, Ser 2018-1, Cl A1
3.094%, 02/01/2026	13,190	13,094
Taco Bell Funding, Ser 2021-1A, Cl A2II
2.294%, 08/25/2051 (A)	176,850	142,972
Verizon Master Trust, Ser 2021-1, Cl A
0.500%, 05/20/2027	365,000	354,033
Wendy’s Funding, Ser 2021-1A, Cl A2I
2.370%, 06/15/2051 (A)	175,950	142,508

		1,637,555

TOTAL ASSET-BACKED SECURITIES (Cost $5,665,622)		5,563,960

SOVEREIGN BOND — 0.1%

PANAMA — 0.1%
Panama Government International Bond
3.160%, 01/23/2030	120,000	96,817

TOTAL SOVEREIGN BOND (Cost $115,557)		96,817

TOTAL INVESTMENTS— 60.9%
(Cost $102,885,643)		$96,663,296

Percentages are based on Net Assets of $158,850,483.
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2023, the value of these securities amounted to $5,575,563, representing 3.5% of the Net Assets of the Fund.

(B)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(C)	Perpetual security with no stated maturity date.

Cl — Class
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
H15T5Y — U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year
MTN — Medium Term Note
PLC — Public Limited Company
Ser — Series
TSFR1M — Term Secured Overnight Financing Rate 1 Month
TSFR3M — Term Secured Overnight Financing Rate 3 Month

As of October 31, 2023, all of the Fund’s investments were considered Level 2, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.
34

The Advisors’ Inner Circle Fund III	Barrow Hanley
US Value Opportunities Fund
October 31, 2023

SECTOR WEIGHTINGS (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 97.8%

	Shares	Value

COMMUNICATION SERVICES — 6.1%
Alphabet, Cl C *	11,532	$1,444,960
Comcast, Cl A	29,203	1,205,792
Electronic Arts	10,585	1,310,317
T-Mobile US	7,319	1,052,911

		5,013,980

CONSUMER DISCRETIONARY — 9.9%
Aptiv PLC *	13,858	1,208,417
Aramark	44,242	1,191,437
AutoNation *	5,460	710,237
Las Vegas Sands	31,513	1,495,607
Lithia Motors, Cl A	3,173	768,532
Marriott Vacations Worldwide	4,493	403,741
SeaWorld Entertainment *	9,792	421,840
SharkNinja *	18,320	765,043
Wynn Resorts	13,837	1,214,612

		8,179,466

CONSUMER STAPLES — 2.6%
Keurig Dr Pepper	28,536	865,497
Philip Morris International	14,066	1,254,124

		2,119,621

ENERGY — 8.4%
Enbridge	24,351	780,206
Halliburton	36,355	1,430,206
Hess	12,398	1,790,271
Phillips 66	10,852	1,237,888
Pioneer Natural Resources	7,037	1,681,843

		6,920,414

FINANCIALS — 14.9%
Allstate	8,915	1,142,279
American Express	4,860	709,706
American International Group	18,967	1,162,867
Axis Capital Holdings	15,987	912,858

COMMON STOCK — (continued)

	Shares	Value

FINANCIALS — (continued)
Berkshire Hathaway, Cl B *	3,503	$1,195,679
Chubb	5,062	1,086,406
Fidelity National Information Services	22,680	1,113,815
Jefferies Financial Group	38,052	1,224,513
M&T Bank	7,201	811,913
US Bancorp	26,313	838,858
Wells Fargo	18,499	735,705
Willis Towers Watson PLC	5,958	1,405,433

		12,340,032

HEALTH CARE — 10.0%
Avantor *	63,415	1,105,323
CVS Health	12,437	858,277
Elevance Health	2,630	1,183,737
Humana	1,495	782,917
LivaNova PLC *	13,057	640,446
Medtronic PLC	13,872	978,808
Merck	11,178	1,147,981
UnitedHealth Group	2,991	1,601,860

		8,299,349

INDUSTRIALS — 16.3%
AECOM	14,901	1,140,671
AerCap Holdings *	20,636	1,281,908
BWX Technologies	23,149	1,719,508
CACI International, Cl A *	4,140	1,344,506
JB Hunt Transport Services	8,055	1,384,413
MDU Resources Group	39,864	741,869
Stanley Black & Decker	10,452	888,943
U-Haul Holding, Cl B	16,090	759,609
Vertiv Holdings, Cl A	101,789	3,997,254
Vestis *	17,916	273,936

		13,532,617

INFORMATION TECHNOLOGY — 10.1%
Broadcom	2,687	2,260,761
Cognizant Technology Solutions, Cl A	18,677	1,204,106
Microchip Technology	14,330	1,021,586
Oracle	16,410	1,696,794
QUALCOMM	11,235	1,224,503
Skyworks Solutions	11,406	989,356

		8,397,106

MATERIALS — 8.7%
Air Products and Chemicals	5,283	1,492,130
Axalta Coating Systems *	47,243	1,239,184
CRH	31,737	1,700,151
DuPont de Nemours	11,420	832,290
Element Solutions	58,129	1,059,692
Knife River *	17,865	898,954

		7,222,401

The accompanying notes are an integral part of the financial statements.
35

The Advisors’ Inner Circle Fund III	Barrow Hanley
US Value Opportunities Fund
October 31, 2023

COMMON STOCK — (continued)

	Shares	Value

REAL ESTATE — 5.0%
COPT Defense Properties ‡	25,681	$585,527
Howard Hughes Holdings *	17,384	1,153,081
Public Storage ‡	3,220	768,646
VICI Properties, Cl A ‡	57,832	1,613,513

		4,120,767

UTILITIES — 5.8%
CenterPoint Energy	40,463	1,087,645
Entergy	13,374	1,278,421
Exelon	31,854	1,240,395
Pinnacle West Capital	16,669	1,236,506

		4,842,967

TOTAL COMMON STOCK
(Cost $70,531,349)		80,988,720

TOTAL INVESTMENTS— 97.8%
(Cost $70,531,349)		$80,988,720

Percentages are based on Net Assets of $82,833,324.
*	Non-income producing security.
‡	Real Estate Investment Trust.

Cl — Class
PLC — Public Limited Company

As of October 31, 2023, all of the Fund’s investments were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.
36

The Advisors’ Inner Circle Fund III	October 31, 2023

STATEMENTS OF ASSETS AND LIABILITIES

	Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund	Barrow Hanley Credit Opportunities Fund	Barrow Hanley Emerging Markets Value Fund	Barrow Hanley Floating Rate Fund
Assets:
Investments in securities at value†	$26,953,441	$65,589,984	$2,530,940	$102,174,071
Affiliated investments at value††	–	24,237,159	–	–
Foreign currency†††	10,188	–	1,158	–
Cash	1,671,075	4,601,254	126,888	2,145,712
Receivable for capital shares sold	72,446	696	9,529	679
Dividends and interest receivable	24,510	1,183,858	5,172	721,946
Tax reclaim receivable	4,495	–	353	–
Unrealized appreciation on spot contracts	71	–	1	–
Receivable for investment securities sold	–	–	2,469	824,802
Receivable due from Investment Adviser(1)	–	–	10,607	1,560
Prepaid expenses	5,810	9,674	5,975	9,440

Total Assets	28,742,036	95,622,625	2,693,092	105,878,210

Liabilities:
Payable for investment securities purchased	562,172	750,000	–	1,313,725
Payable for capital shares redeemed	400	–	–	–
Audit fees payable	26,250	39,375	26,250	39,375
Accrued foreign capital gains tax on appreciated securities	12,009	–	5,099	–
Custodian fees payable	6,154	1,698	6,036	631
Transfer Agent fees payable	3,362	3,769	6,387	3,807
Investment Adviser fees payable	7,407	17,054	–	–
Payable due to administrator	3,540	11,836	335	13,035
Registration fees payable	1,990	–	31	–
Printing fees payable	1,581	5,246	150	5,777
Chief Compliance Officer fees payable	685	2,272	65	2,502
Payable due to trustees	30	100	3	110
Shareholder servicing fees payable (Y Shares )	–	–	121	–
Accrued expenses	6,857	13,327	6,915	11,150

Total Liabilities	632,437	844,677	51,392	1,390,112
Commitment and Contingencies†

Net Assets	$28,109,599	$94,777,948	$2,641,700	$104,488,098

† Cost of securities	$28,724,846	$74,594,670	$2,752,165	$104,373,599
†† Cost of affiliated investments	–	24,783,210	–	–
††† Cost of foreign currency	10,330	–	857	–

Net Assets:
Paid-in Capital	$28,781,556	$108,257,258	$2,821,059	$106,954,796
Total Accumulated Loss	(671,957)	(13,479,310)	(179,359)	(2,466,698)

Net Assets	$28,109,599	$94,777,948	$2,641,700	$104,488,098

I Shares:
Net Assets	$28,109,599	$94,777,948	$2,550,187	$104,488,098
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	3,182,510	10,541,262	278,845	10,793,588
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$8.83	$8.99	$9.15	$9.68
Y Shares:
Net Assets	N/A	N/A	$91,513	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	N/A	N/A	10,003	N/A
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	N/A	N/A	$9.15	N/A

(1) Receivable from Investment Advisor relates to reimbursement of monthly Fund expenses (in excess of fee waivers) necessary to keep the Fund’s Total Annual Fund Operating Expenses from exceeding the contractual expense limit.

† See Note 5 in Notes to Financial Statements.

* Redemption price per share may vary depending on the length of time shares are held.

N/A - Not Applicable

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.
37

The Advisors’ Inner Circle Fund III	October 31, 2023

STATEMENTS OF ASSETS AND LIABILITIES

	Barrow Hanley International Value Fund	Barrow Hanley Total Return Bond Fund	Barrow Hanley US Value Opportunities Fund
Assets:
Investments in securities at value†	$59,880,130	$96,663,296	$80,988,720
Foreign currency†††	2	–	–
Cash	1,552,963	1,895,497	1,848,504
Receivable for investment securities sold	296,854	787,893	–
Dividends and interest receivable	166,528	686,614	48,279
Tax reclaim receivable	117,089	–	4,680
Receivable for capital shares sold	2,310	61,450,025	4,804
Receivable due from Investment Adviser(1)	–	13,259	–
Prepaid expenses	6,918	7,309	9,421

Total Assets	62,022,794	161,503,893	82,904,408

Liabilities:
Payable for investment securities purchased	353,765	2,579,455	3,450
Unrealized loss on foreign currency spot contracts	2,777	–	–
Audit fees payable	26,250	28,875	23,625
Transfer Agent fees payable	6,756	3,657	3,712
Custodian fees payable	4,519	1,939	780
Investment Adviser fees payable	15,223	–	14,944
Payable due to administrator	7,785	12,017	10,479
Registration fees payable	5,035	5,164	–
Printing fees payable	3,504	5,366	4,719
Chief Compliance Officer fees payable	1,517	2,324	2,044
Shareholder servicing fees payable (Y Shares )	123	–	–
Payable due to trustees	67	102	90
Accrued expenses	7,092	14,511	7,241

Total Liabilities	434,413	2,653,410	71,084
Commitment and Contingencies†

Net Assets	$61,588,381	$158,850,483	$82,833,324

† Cost of securities	$63,521,418	$102,885,643	$70,531,349
††† Cost of foreign currency	2	–	–

Net Assets:
Paid-in Capital	$63,665,236	$166,765,645	$73,129,747
Total Distributable Earnings/(Accumulated Loss)	(2,076,855)	(7,915,162)	9,703,577

Net Assets	$61,588,381	$158,850,483	$82,833,324

I Shares:
Net Assets	$61,489,055	$158,850,483	$82,833,324
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	6,190,070	18,071,142	8,635,297
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$9.93	$8.79	$9.59
Y Shares:
Net Assets	$99,326	N/A	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	10,003	N/A	N/A
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$9.93	N/A	N/A

(1) Receivable from Investment Advisor relates to reimbursement of monthly Fund expenses (in excess of fee waivers) necessary to keep the Fund’s Total Annual Fund Operating Expenses from exceeding the contractual expense limit.

* Redemption price per share may vary depending on the length of time shares are held.

† See Note 5 in Notes to Financial Statements.

N/A – Not applicable

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.
38

The Advisors’ Inner Circle Fund III	For the year ended October 31, 2023

STATEMENTS OF OPERATIONS

	Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund	Barrow Hanley Credit Opportunities Fund	Barrow Hanley Emerging Markets Value Fund	Barrow Hanley Floating Rate Fund
Investment Income
Dividends	$1,085,268	$–	$108,996	$–
Interest	28,772	5,343,217	3,509	10,407,569
Income from Affiliated Investments	–	2,285,575	–	–
Less: Foreign Taxes Withheld	(115,949)	–	(10,996)	–

Total Investment Income	998,091	7,628,792	101,509	10,407,569

Expenses
Investment Advisory Fees	248,907	602,425	23,134	477,893
Administration Fees	42,150	159,873	4,219	169,462
Trustees’ Fees	3,773	17,969	435	18,862
Chief Compliance Officer Fees	2,848	4,862	1,537	5,335
Registration & Filing Fees	34,729	79,467	33,130	168,914
Custodian Fees	30,798	6,268	26,986	3,164
Audit Fees	26,250	39,375	26,250	39,375
Transfer Agent Fees	19,816	26,977	35,280	27,805
Legal Fees	18,064	72,488	1,867	74,282
Offering Costs (See Note 2)	14,698	14,698	14,223	14,698
Printing Fees	7,710	14,216	823	15,632
Pricing Fees	1,559	25,617	2,372	38,170
Other Expenses	12,831	21,523	6,281	23,943

Total Expenses	464,133	1,085,758	176,537	1,077,535

Less:
Investment Advisory Fees Waiver	(183,228)	(304,910)	(23,134)	(442,292)
Reimbursement from Adviser	–	–	(127,064)	–

Net Expenses	280,905	780,848	26,339	635,243

Net Investment Income	717,186	6,847,944	75,170	9,772,326

Net Realized Gain (Loss) on:
Investments	792,086	(1,034,025)	47,594	(2,050,705)
Affiliated Investments	–	(87,337)	–	–
Foreign Currency Transactions	(31,303)	–	(1,170)	–

Net Realized Gain (Loss)	760,783	(1,121,362)	46,424	(2,050,705)

Net Unrealized Appreciation (Depreciation) on:
Investments	(904,650)	948,532	93,905	4,737,025
Affiliated Securities	–	739,911	–	–
Foreign Capital Gains Tax on Appreciated Securities	(12,009)	–	(2,603)	–
Translation of Other Assets and Liabilities Denominated in Foreign Currencies	11,360	–	337	–

Net Unrealized Appreciation (Depreciation)	(905,299)	1,688,443	91,639	4,737,025

Net Realized and Unrealized Gain (Loss)	(144,516)	567,081	138,063	2,686,320

Net Increase in Net Assets from Operations	$572,670	$7,415,025	$213,233	$12,458,646

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.
39

The Advisors’ Inner Circle Fund III	For the year ended October 31, 2023

STATEMENTS OF OPERATIONS

	Barrow Hanley International Value Fund	Barrow Hanley Total Return Bond Fund	Barrow Hanley US Value Opportunities Fund
Investment Income
Dividends	$2,282,595	$–	$1,792,070
Interest	60,994	2,895,024	74,974
Income from Affiliated Investments	–	–	–
Less: Foreign Taxes Withheld	(231,048)	–	(4,540)

Total Investment Income	2,112,541	2,895,024	1,862,504

Expenses
Investment Advisory Fees	303,552	225,256	508,033
Administration Fees	70,544	100,771	147,981
Trustees’ Fees	5,806	9,608	16,081
Chief Compliance Officer Fees	4,078	4,930	4,965
Transfer Agent Fees	37,895	22,597	26,635
Registration & Filing Fees	35,538	58,301	30,302
Audit Fees	26,250	28,875	23,625
Legal Fees	26,043	41,015	67,168
Custodian Fees	22,518	6,995	3,527
Offering Costs (See Note 2)	14,223	14,698	14,698
Printing Fees	11,831	13,450	13,909
Pricing Fees	2,017	34,408	1,412
Other Expenses	7,687	15,397	16,701

Total Expenses	567,982	576,301	875,037

Less:
Investment Advisory Fees Waiver	(173,297)	(225,256)	(219,777)
Reimbursement from Adviser	–	(126,372)	–

Net Expenses	394,685	224,673	655,260

Net Investment Income	1,717,856	2,670,351	1,207,244

Net Realized Gain (Loss) on:
Investments	691,024	(2,067,287)	(82,477)
Foreign Currency Transactions	(26,520)	–	–

Net Realized Gain (Loss)	664,504	(2,067,287)	(82,477)

Net Unrealized Appreciation (Depreciation) on:
Investments	(3,313,004)	(1,971,182)	1,397,486
Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(4,734)	–	–

Net Unrealized Appreciation (Depreciation)	(3,317,738)	(1,971,182)	1,397,486

Net Realized and Unrealized Gain (Loss)	(2,653,234)	(4,038,469)	1,315,009

Net Increase (Decrease) in Net Assets from Operations	$(935,378)	$(1,368,118)	$2,522,253

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.
40

The Advisors’ Inner Circle Fund III

STATEMENTS OF CHANGES IN NET ASSETS

	Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund		Barrow Hanley Credit Opportunities Fund
	Year Ended October 31, 2023	Period Ended October 31, 2022(1)	Year Ended October 31, 2023	Period Ended October 31, 2022(1)
Operations:
Net Investment Income	$717,186	$110,395	$6,847,944	$3,986,192
Net Realized Gain (Loss)	760,783	(322,271)	(1,121,362)	(2,361,664)
Net Unrealized Appreciation (Depreciation)	(905,299)	(999,614)	1,688,443	(10,119,854)

Net Increase (Decrease) in Net Assets Resulting from Operations	572,670	(1,211,490)	7,415,025	(8,495,326)

Distributions:
I Shares	(170,927)	—	(7,734,787)	(3,544,896)

Total Distributions	(170,927)	—	(7,734,787)	(3,544,896)

Capital Share Transactions:
I Shares
Issued	24,845,447	6,374,934†	6,639,107	127,469,852†
Reinvestment of Dividends	165,297	—	7,732,924	3,474,020
Redeemed	(2,466,332)	—	(16,576,397)	(21,601,574)

Net Increase (Decrease) in Net Assets from I Shares Transactions	22,544,412	6,374,934	(2,204,366)	109,342,298

Net Increase (Decrease) in Net Assets from Capital Share Transactions	22,544,412	6,374,934	(2,204,366)	109,342,298

Total Increase (Decrease) in Net Assets	22,946,155	5,163,444	(2,524,128)	97,302,076
Net Assets:
Beginning of Year/Period	5,163,444	—	97,302,076	—

End of Year/Period	$28,109,599	$5,163,444	$94,777,948	$97,302,076

Share Transactions:
I Shares
Issued	2,776,954	647,813	708,225	12,751,757
Reinvestment of Dividends	18,026	—	848,271	387,357
Redeemed	(260,283)	—	(1,777,737)	(2,376,611)

Total Increase (Decrease) in I Shares	2,534,697	647,813	(221,241)	10,762,503

Net Increase (Decrease) in Shares Outstanding	2,534,697	647,813	(221,241)	10,762,503

†	Includes transfer of assets from the Predecessor Funds.
(1)	Commenced operations on April 12, 2022.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.
41

The Advisors’ Inner Circle Fund III

STATEMENTS OF CHANGES IN NET ASSETS

	Barrow Hanley Emerging Markets Value Fund		Barrow Hanley Floating Rate Fund
	Year Ended October 31, 2023	Period Ended October 31, 2022(1)	Year Ended October 31, 2023	Period Ended October 31, 2022(2)
Operations:
Net Investment Income	$75,170	$58,351	$9,772,326	$3,780,982
Net Realized Gain (Loss)	46,424	(65,309)	(2,050,705)	(544,145)
Net Unrealized Appreciation (Depreciation)	91,639	(317,653)	4,737,025	(6,511,749)

Net Increase (Decrease) in Net Assets Resulting from Operations	213,233	(324,611)	12,458,646	(3,274,912)

Distributions:
I Shares	(65,461)	—	(9,385,204)	(3,068,871)
Y Shares	(2,520)	—	—	—

Total Distributions	(67,981)	—	(9,385,204)	(3,068,871)

Capital Share Transactions:
I Shares
Issued	345,305	2,365,682	16,522,117	121,493,203†
Reinvestment of Dividends	14,693	—	8,861,665	3,006,719
Redeemed	(4,647)	—	(33,125,265)(3)	(9,000,000)

Net Increase (Decrease) in Net Assets from I Shares Transactions	355,351	2,365,682	(7,741,483)	115,499,922

Y Shares
Issued	—	100,025	—	—
Reinvestment of Dividends	1	—	—	—

Net Increase in Net Assets from Y Shares Transactions	1	100,025	—	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	355,352	2,465,707	(7,741,483)	115,499,922

Total Increase (Decrease) in Net Assets	500,604	2,141,096	(4,668,041)	109,156,139
Net Assets:
Beginning of Year/Period	2,141,096	—	109,156,139	—

End of Year/Period	$2,641,700	$2,141,096	$104,488,098	$109,156,139

Share Transactions:
I Shares
Issued	35,069	242,693	1,746,219	12,162,816
Reinvestment of Dividends	1,563	—	928,297	319,530
Redeemed	(480)	—	(3,432,488)	(930,786)

Total Increase (Decrease) in I Shares	36,152	242,693	(757,972)	11,551,560

Y Shares
Issued	—	10,003	—	—
Reinvestment of Dividends	—	—	—	—

Total Increase in Y Shares	—	10,003	—	—

Net Increase (Decrease) in Shares Outstanding	36,152	252,696	(757,972)	11,551,560

†	Includes transfer of assets from the Predecessor Funds.
(1)	Commenced operations on December 29, 2021.
(2)	Commenced operations on April 12, 2022.
(3)	Includes in-kind transfer of assets. (See Note 9 in Notes to Financial Statements.)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.
42

The Advisors’ Inner Circle Fund III

STATEMENTS OF CHANGES IN NET ASSETS

	Barrow Hanley International Value Fund		Barrow Hanley Total Return Bond Fund
	Year Ended October 31, 2023	Period Ended October 31, 2022(1)	Year Ended October 31, 2023	Period Ended October 31, 2022(2)
Operations:
Net Investment Income	$1,717,856	$142,836	$2,670,351	$716,422
Net Realized Gain (Loss)	664,504	(776,272)	(2,067,287)	(167,073)
Net Unrealized Depreciation	(3,317,738)	(328,594)	(1,971,182)	(4,082,022)

Net Decrease in Net Assets Resulting from Operations	(935,378)	(962,030)	(1,368,118)	(3,532,673)

Distributions:
I Shares	(178,254)	—	(2,264,393)	(580,835)
Y Shares	(1,193)	—	—	—

Total Distributions	(179,447)	—	(2,264,393)	(580,835)

Capital Share Transactions:
I Shares
Issued	61,051,174	10,922,844	119,587,659	45,018,694†
Reinvestment of Dividends	54,772	—	2,264,393	580,835
Redeemed	(4,426,128)	(4,037,451)	(355,079)	(500,000)

Net Increase in Net Assets from I Shares Transactions	56,679,818	6,885,393	121,496,973	45,099,529

Y Shares
Issued	—	100,025	—	—

Net Increase in Net Assets from Y Shares Transactions	—	100,025	—	—

Net Increase in Net Assets from Capital Share Transactions	56,679,818	6,985,418	121,496,973	45,099,529

Total Increase in Net Assets	55,564,993	6,023,388	117,864,462	40,986,021
Net Assets:
Beginning of Year/Period	6,023,388	—	40,986,021	—

End of Year/Period	$61,588,381	$6,023,388	$158,850,483	$40,986,021

Share Transactions:
I Shares
Issued	5,927,661	1,142,853	13,325,774	4,527,613
Reinvestment of Dividends	5,658	—	245,369	61,894
Redeemed	(418,917)	(467,185)	(37,908)	(51,600)

Total Increase in I Shares	5,514,402	675,668	13,533,235	4,537,907

Y Shares
Issued	—	10,003	—	—

Total Increase in Y Shares	—	10,003	—	—

Net Increase in Shares Outstanding	5,514,402	685,671	13,533,235	4,537,907

†	Includes transfer of assets from the Predecessor Funds.
(1)	Commenced operations on December 29, 2021.
(2)	Commenced operations on April 12, 2022.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.
43

The Advisors’ Inner Circle Fund III

STATEMENTS OF CHANGES IN NET ASSETS

	Barrow Hanley US Value Opportunities Fund
	Year Ended October 31, 2023	Period Ended October 31, 2022(1)
Operations:
Net Investment Income	$1,207,244	$660,315
Net Realized Loss	(82,477)	(1,140,997)
Net Unrealized Appreciation (Depreciation)	1,397,486	(4,259,154)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,522,253	(4,739,836)

Distributions:
I Shares	(1,397,879)	—

Total Distributions	(1,397,879)	—

Capital Share Transactions:
I Shares
Issued	1,591,890	138,315,751†
Reinvestment of Dividends	963,958	—
Redeemed	(25,153,117)	(29,269,696)

Net Increase (Decrease) in Net Assets from I Shares Transactions	(22,597,269)	109,046,055

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(22,597,269)	109,046,055

Total Increase (Decrease) in Net Assets	(21,472,895)	104,306,219
Net Assets:
Beginning of Year/Period	104,306,219	—

End of Year/Period	$82,833,324	$104,306,219

Share Transactions:
I Shares
Issued	164,349	14,071,581
Reinvestment of Dividends	100,363	—
Redeemed	(2,573,113)	(3,127,883)

Total Increase (Decrease) in I Shares	(2,308,401)	10,943,698

Net Decrease in Shares Outstanding	(2,308,401)	10,943,698

†	Includes transfer of assets from the Predecessor Funds.
(1)	Commenced operations on April 12, 2022.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.
44

The Advisors’ Inner Circle Fund III

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income*	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets (including waivers and reimbursements)	Ratio of Expenses to Average Net Assets (excluding waivers and reimbursements)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund
I Shares

2023	$7.97	$0.25	$ 0.68	$0.93	$ (0.07)	$ –	$ (0.07)	$ 8.83	11.58%	$28,110	1.05%	1.73%	2.68%	63%

2022(1)	10.00	0.19	(2.22)	(2.03)	–	–	–	7.97	(20.30)	5,163	1.05	4.62	3.76	59
Barrow Hanley Credit Opportunities Fund
I Shares

2023	$9.04	$0.63	$ 0.04	$0.67	$ (0.72)	$ –	$ (0.72)	$ 8.99	7.49%	$94,778	0.78%	1.08%	6.82%	24%

2022(1)	10.00	0.33	(1.00)	(0.67)	(0.29)	–	(0.29)	9.04	(6.63)	97,302	0.78	1.11	6.19	29
Barrow Hanley Emerging Markets Value Fund
I Shares

2023	$8.47	$0.27	$ 0.68	$0.95	$ (0.27)	$ –	$ (0.27)	$ 9.15	11.10%	$2,550	0.99%	6.64%	2.83%	50%

2022(2)	10.00	0.29	(1.82)	(1.53)	–	–	–	8.47	(15.30)	2,056	0.99	14.67	3.55	40
Y Shares

2023	$8.46	$0.27	$ 0.67	$0.94	$ (0.25)	$ –	$ (0.25)	$ 9.15	11.05%	$ 92	0.99%	6.68%	2.79%	50%

2022(2)	10.00	0.28	(1.82)	(1.54)	–	–	–	8.46	(15.40)	85	1.14	14.82	3.45	40
Barrow Hanley Floating Rate Fund
I Shares

2023	$9.45	$0.89	$ 0.23	$1.12	$ (0.89)	$ –	$ (0.89)	$ 9.68	12.32%	$104,488	0.60%	1.01%	9.20%	35%

2022(1)	10.00	0.33	(0.61)	(0.28)	(0.27)	–	(0.27)	9.45	(2.81)	109,156	0.60	1.02	6.10	9
Barrow Hanley International Value Fund
I Shares

2023	$8.78	$0.39	$ 0.90	$1.29	$ (0.14)	$ –	$ (0.14)	$ 9.93	14.72%	$61,489	0.86%	1.23%	3.74%	57%

2022(2)	10.00	0.23	(1.45)	(1.22)	–	–	–	8.78	(12.20)	5,935	0.86	5.16	2.89	105
Y Shares

2023	$8.77	$0.31	$ 0.97	$1.28	$ (0.12)	$ –	$ (0.12)	$ 9.93	14.62%	$ 99	0.86%	1.48%	2.98%	57%

2022(2)	10.00	0.23	(1.46)	(1.23)	–	–	–	8.77	(12.30)	88	1.01	8.99	2.79	105
Barrow Hanley Total Return Bond Fund
I Shares

2023	$9.03	$0.39	$ (0.33)	$0.06	$ (0.30)	$ –	$ (0.30)	$ 8.79	0.49%	$158,850	0.35%	0.90%	4.15%	125%

2022(1)	10.00	0.17	(1.00)	(0.83)	(0.14)	–	(0.14)	9.03	(8.38)	40,986	0.35	1.16	3.13	20
Barrow Hanley US Value Opportunities Fund
I Shares

2023	$9.53	$0.13	$ 0.07	$0.20	$ (0.10)	$ (0.04)	$ (0.14)	$ 9.59	2.03%	$82,833	0.71%	0.95%	1.31%	30%

2022(1)	10.00	0.07	(0.54)	(0.47)	–	–	–	9.53	(4.70)	104,306	0.71	0.99	1.28	47

*	Per share data calculated using average shares method.
†

Total return and portfolio turnover rate are for the period indicated and have not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Commenced operations on April 12, 2022. All ratios for the period have been annualized.
(2)	Commenced operations on December 29, 2021. All ratios for the period have been annualized.

The accompanying notes are an integral part of the financial statements.
45

The Advisors’ Inner Circle Fund III	Perpetual Funds October 31, 2023

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under an Agreement and Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 65 funds. The financial statements herein are those of the Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund (the “Concentrated Emerging Markets ESG Opportunities Fund”), Barrow Hanley Credit Opportunities Fund (the “Credit Opportunities Fund”), Barrow Hanley Emerging Markets Value Fund (the “Emerging Markets Value Fund”), Barrow Hanley Floating Rate Fund (the “Floating Rate Fund”), Barrow Hanley International Value Fund (the “International Value Fund”), Barrow Hanley Total Return Bond Fund (the “Total Return Bond Fund”), and Barrow Hanley US Value Opportunities Fund (the “US Value Opportunities Fund”) (each a “Fund” and collectively, the “Funds”). The investment objective of Concentrated Emerging Markets ESG Opportunities Fund is to seek long term capital appreciation and consistent income. The investment objective of Credit Opportunities Fund and Floating Rate Fund is to seek to maximize total return, consistent with preservation of capital. The investment objective of Emerging Markets Value is to seek long term capital appreciation and consistent income from dividends. The investment objective of International Value Fund is to seek to obtain higher returns compared to the MSCI EAFE Index, while maintaining lower risk. The investment objective of Total Return Bond Fund is to seek to provide maximum long-term total return. The investment objective of US Value Opportunities Fund is to seek to achieve risk-adjusted equity returns in excess of the Fund’s benchmark over multiple year time periods. Each of the Funds is classified as diversified, as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”). Perpetual US Services LLC, doing business as PGIA serves as the Funds’ investment adviser (the “Adviser”). The Emerging Markets Value Fund and International Value Fund commenced operations on December 29, 2021 and currently offer I Shares and Y Shares. The Concentrated Emerging Markets ESG Opportunities Fund, Credit Opportunities Fund, Floating Rate Fund, Total Return Bond Fund, and US Value Opportunities Fund commenced operations on April 12, 2022 and currently offer I Shares. Y Shares of each Fund are currently not available for purchases. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated and a shareholder’s interest is limited to the fund in which shares are held.

Each Fund is the successor to the fund listed opposite its name in the table below (each a “Predecessor Fund”). Each Predecessor Fund was a private fund managed by the Sub-Adviser using investment objectives, strategies, policies and restrictions that were in all material respects equivalent to those used by the Sub-Adviser to manage the Predecessor Fund’s corresponding Fund. Each Predecessor Fund dissolved and reorganized into the I Shares and Y Shares of each Fund on April 12, 2022. All of the assets of the Predecessor Funds were transferred in-kind to the Funds in connection with the reorganization.

Fund	Predecessor Fund
Concentrated Emerging Markets ESG Opportunities Fund	Barrow, Hanley, Mewhinney & Strauss LLC Concentrated Emerging Markets Fund
Credit Opportunities Fund	Barrow, Hanley, Mewhinney & Strauss LLC High Yield Fixed Income Fund
Floating Rate Fund	Barrow, Hanley, Mewhinney & Strauss LLC Bank Loan Fund
Total Return Bond Fund	Barrow, Hanley, Mewhinney & Strauss LLC Core Fixed Income Fund
US Value Opportunities Fund	Barrow, Hanley, Mewhinney & Strauss LLC Diversified Large Cap Value Fund[1]

1 On April 12, 2022, the Barrow, Hanley, Mewhinney & Strauss LLC Large Cap Value Fund, another private fund managed by the sub-adviser, also contributed its assets to the US Value Opportunities Fund and subsequently dissolved.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

46

The Advisors’ Inner Circle Fund III	Perpetual Funds October 31, 2023

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (the “NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the “Fair Value Procedures”) established by the Adviser and approved by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the “valuation designee” to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Funds use Intercontinental Exchange Data Pricing & reference Data LLC. (“ICE”) as a third party fair valuation vendor. ICE provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by ICE in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the fair values provided by ICE. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by ICE are not reliable, the Adviser contacts the Funds Administrator and requests that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in the corresponding currency based on the fair value prices provided by ICE using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The

47

The Advisors’ Inner Circle Fund III	Perpetual Funds October 31, 2023

objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with the Adviser’s pricing procedures, etc.); and

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more likely- than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the open tax year ends, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Dividend income and expense are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Interest income is recognized on an accrual basis from settlement date. Discounts and premiums on securities purchased are accreted and amortized using the effective interest method. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not

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The Advisors’ Inner Circle Fund III	Perpetual Funds October 31, 2023

isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Cash — Idle cash may be swept into various time deposit accounts and money market sweep accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Expenses of the Trust that can be directly attributed to a particular Fund are borne by that Fund. Expenses which cannot be directly attributed to a Fund are apportioned among the Funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds will distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Investments in REITs — Dividend income from Real Estate Investment Trusts (“REIT”) is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Redemption Fees — The Concentrated Emerging Markets ESG Opportunities Fund, Credit Opportunities Fund, Emerging Markets Value Fund, Floating Rate Fund, International Value Fund, Total Return Bond Fund, and US Value Opportunities Fund retain a redemption fee of 1.00% on redemptions of capital shares held for less than thirty days. For the year ended October 31, 2023 and the period ended October 31, 2022, no redemption fees were charged.

Deferred Offering Costs — Offering costs of the Funds, including costs of printing the initial prospectus, legal, and registration fees, are amortized to expense over a twelve month period. As of October 31, 2023, the Funds’ offering costs have been fully amortized.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custody Agreements:

The Funds and SEI Investments Global Fund Services (the “Administrator”) are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds.

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The Advisors’ Inner Circle Fund III	Perpetual Funds October 31, 2023

For the year ended October 31, 2023, the Funds were charged the following for these services:

Administration Fees
Concentrated Emerging Markets ESG Opportunities Fund	$42,150

Credit Opportunities Fund	159,873

Emerging Markets Value Fund	4,219

Floating Rate Fund	169,462

International Value Fund	70,544

Total Return Bond Fund	100,771

US Value Opportunities Fund	147,981

The Trust and the Distribution are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Funds have adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.15% based on the average daily net assets of the Funds’ Y Shares. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders.

Atlantic Shareholder Services, LLC serves as the transfer agent (the “Transfer Agent”) and dividend disbursing agent for the Funds under a transfer agency agreement.

Brown Brothers Harriman & Co. serves as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Funds.

5. Investment Advisory Agreements and Sub-Advisory Agreements:

The Trust and the Adviser have entered into an investment advisory agreement (the “Advisory Agreement”) with respect to the Funds. Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for each Fund and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Board.

Advisory Fee Rate
Concentrated Emerging Markets ESG Opportunities Fund	0.93%
Credit Opportunities Fund	0.60%
Emerging Markets Value Fund	0.87%
Floating Rate Fund	0.45%
International Value Fund	0.66%
Total Return Bond Fund	0.35%
US Value Opportunities Fund	0.55%

For each Fund, the Adviser has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, shareholder servicing fees, other expenditures which are capitalized in accordance with generally accepted accounting principles, other non-routine expenses, such as litigation, and acquired fund fees and expenses in the case of the Concentrated Emerging Markets ESG Opportunities Fund, Emerging Markets Value Fund, Floating Rate Fund, International Value Fund, Total Return Bond Fund, and US Value Opportunities Fund (collectively, “excluded expenses”)) from exceeding certain levels as set forth below until February 28, 2024 (each, a “contractual expense limit”).

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The Advisors’ Inner Circle Fund III	Perpetual Funds October 31, 2023

This agreement will terminate automatically upon the termination of the Funds’ investment advisory agreement and may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2024. The contractual expense limitations for the Funds are as follows:

	I Shares	Y shares
Concentrated Emerging Markets ESG Opportunities Fund	1.05%	1.05%

Credit Opportunities Fund	0.78%	0.78%

Emerging Markets Value Fund	0.99%	0.99%

Floating Rate Fund	0.60%	0.60%

International Value Fund	0.86%	0.86%

Total Return Bond Fund	0.35%	0.35%

US Value Opportunities Fund	0.71%	0.71%

In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period.

As of October 31, 2023, fees previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement are as follows:

	Amount Subject to Recapture

	October 31, 2025	October 31, 2026	Total
Concentrated Emerging Markets ESG Opportunities Fund	$104,933	$183,228	$288,161

Credit Opportunities Fund	211,154	304,910	516,064

Emerging Markets Value Fund	225,225	150,198	375,423

Floating Rate Fund	257,663	442,292	699,955

International Value Fund	215,454	173,297	388,751

Total Return Bond Fund	184,792	351,628	536,420

US Value Opportunities Fund	143,065	219,777	362,842

During the year ended October 31, 2023, the Fund did not incur any recoupments.

The Adviser further has agreed contractually to waive its investment advisory fee payable by the Credit Opportunities Fund in the amount of the investment advisory fee the Adviser receives from the Floating Rate Fund attributable to the assets of the Credit Opportunities Fund invested in the Floating Rate Fund until February 28, 2024. This agreement will terminate automatically upon the termination of the Fund’s investment advisory agreement and may be terminated: (i) by the Board for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2024.

Barrow, Hanley, Mewhinney & Strauss, LLC, (“Barrow Hanley” or the “Sub-Adviser”), located at 2200 Ross Avenue, 31st Floor, Dallas, TX 75201, serves as a sub-adviser to the Funds. Barrow Hanley, a Delaware limited liability company, is registered as an investment adviser with the SEC and was founded in 1979. Barrow Hanley provides investment advisory services to large institutional clients, mutual funds, employee benefit plans, endowments, foundations, limited liability companies and other institutions and individuals. Barrow Hanley is an indirect subsidiary of Perpetual Limited, a public company listed on the Australian Stock Exchange.

The Sub-Adviser will be responsible for the day-to-day management of each Funds’ investment portfolio in accordance with the investment policies and guidelines of the Funds subject to the general oversight of the Adviser.

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The Advisors’ Inner Circle Fund III	Perpetual Funds October 31, 2023

The provision of investment advisory services by the Sub-Adviser is governed by an individual investment sub-advisory agreement between the Sub-Adviser and the Adviser (“the Sub-Advisory Agreement”). Under the Sub-Advisory Agreement, the Sub-Adviser is responsible for the day-to-day management of the Funds, makes investment decisions for the Funds and administers the investment program of the Funds, subject to the supervision of, and policies established by, the Adviser and the Board.

After the initial two-year term, the continuance of the Sub-Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Board or by a vote of the majority of the outstanding voting securities of the Fund and (ii) by the vote of a majority of the Board who are not parties to the Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event of the termination of the Advisory Agreement, and is terminable at any time without penalty by the Board.

For the services provided pursuant to the Sub-Advisory Agreement, the Sub-Adviser receives an annual fee from the Adviser at the following annual rates based on 50% of the advisory fee rate for each Fund:

Sub-Adviser Fee rate
Concentrated Emerging Markets ESG Opportunities Fund	0.465%
Credit Opportunities Fund	0.30%
Emerging Markets Value	0.435%
Floating Rate Fund	0.225%
International Value	0.33%
Total Return Bond Fund	0.175%
US Value Opportunities Fund	0.275%

6. Investment Transactions:

For the year ended October 31, 2023, the purchases and sales of investment securities other than short-term investments and in-kind transactions were as follows:

	U.S. Gov’t	Other	Total
Concentrated Emerging Markets ESG Opportunities Fund
Purchases	$—	$38,121,420	$38,121,420
Sales	—	16,183,512	16,183,512
Credit Opportunities Fund
Purchases	$—	$22,292,750	$22,292,750
Sales	—	27,014,919	27,014,919
Emerging Markets Value Fund
Purchases	$—	$1,539,278	$1,539,278
Sales	—	1,282,623	1,282,623
Floating Rate Fund
Purchases	$—	$6,599,755	$6,599,755
Sales	—	8,416,165	8,416,165
International Value Fund
Purchases	$—	$80,729,265	$80,729,265
Sales	—	24,118,810	24,118,810
Total Return Bond Fund
Purchases	$88,214,629	$47,777,970	$135,992,599
Sales	45,377,239	33,285,821	78,663,060
US Value Opportunities Fund
Purchases	$—	$27,092,752	$27,092,752
Sales	—	43,676,169	43,676,169

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The Advisors’ Inner Circle Fund III	Perpetual Funds October 31, 2023

7. Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. Certain permanent differences are charged or credited to distributable earnings or paid in capital as appropriate, in the period that the differences arise.

The permanent differences are primarily related to foreign currency gain/(loss), REITs capital gain, paydown gain/(loss), in-kind redemptions, perpetual bonds gain/(loss) nondeductible excise tax paid, amortization of bond premium gain/loss and distribution reclassification.

The following differences, primarily attributable to nondeductible excise tax and redemptions in-kind, have been reclassified to/from the following accounts during the fiscal year ended October 31, 2023:

	Paid-in Capital	Distributable Earnings (Accumulated Losses)
Concentrated Emerging Markets ESG Opportunities Fund	$(4,042)	$4,042
Floating Rate Fund	(1,228,447)	1,228,447

These reclassifications have no impact on net assets or Net Asset Value per share.

The tax character of dividends and distributions declared during the fiscal year ended October 31, 2023 and October 31, 2022 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Concentrated Emerging Markets ESG Opportunities Fund
2023	$170,927	$—	$170,927
2022	—	—	—
Credit Opportunities Fund
2023	$7,734,787	$—	$7,734,787
2022	3,544,896	—	3,544,896
Emerging Markets Value Fund
2023	$67,981	$—	$67,981
2022	—	—	—
Floating Rate Fund
2023	$9,385,204	$—	$9,385,204
2022	3,068,871	—	3,068,871
International Value Fund
2023	$179,447	$—	$179,447
2022	—	—	—
Total Return Bond Fund
2023	$2,264,393	$—	$2,264,393
2022	580,835	—	580,835
US Value Opportunities Fund
2023	$1,029,833	$368,046	$1,397,879
2022	—	—	—

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The Advisors’ Inner Circle Fund III	Perpetual Funds October 31, 2023

As of October 31, 2023, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Concentrated Emerging Markets ESG Opportunities Fund	$1,122,734	$148,465	$—	$(1,943,155)	$(1)	$(671,957)
Credit Opportunities Fund	475,037	—	(3,449,365)	(10,531,569)	26,587	(13,479,310)
Emerging Markets Value Fund	61,490	—	(14,045)	(226,806)	2	(179,359)
Floating Rate Fund	991,175	—	(1,188,820)	(2,269,055)	2	(2,466,698)
International Value Fund	1,803,574	281,433	—	(4,161,863)	1	(2,076,855)
Total Return Bond Fund	394,174	—	(1,500,721)	(6,811,819)	3,204	(7,915,162)
US Value Opportunities Fund	845,203	—	(196,602)	9,054,978	(2)	9,703,577

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. The Funds have capital losses carried forward as follows:

	Short-Term Loss	Long-Term Loss	Total
Credit Opportunities Fund	$406,050	$3,043,315	$3,449,365
Emerging Markets Value Fund	14,045	—	14,045
Floating Rate Fund	99,233	1,089,587	1,188,820
Total Return Bond Fund	92,353	1,408,368	1,500,721
US Value Opportunities Fund	196,602	—	196,602

During the year ended October 31, 2023, the following Fund utilized capital loss carryforwards to offset capital gains amounting to:

	Short-Term Loss	Long-Term Loss	Total
Concentrated Emerging Markets ESG Opportunities Fund	$261,262	$57,029	$318,291
Emerging Markets Value Fund	48,051	—	48,051
International Value Fund	322,605	—	322,605

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The Advisors’ Inner Circle Fund III	Perpetual Funds October 31, 2023

For Federal income tax purposes, the difference between Federal tax cost and book cost primarily relates to wash sale transactions, perpetual bonds, Capital Losses, and GAAP amortization on premiums. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for investments held by Funds at October 31, 2023, were as follows:

	Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation/ (Depreciation)
Concentrated Emerging Markets ESG Opportunities Fund	$28,896,836	$1,204,624	$(3,147,779)	$(1,943,155)
Credit Opportunities Fund	100,358,712	705,063	(11,236,632)	(10,531,569)
Emerging Markets Value Fund	2,752,958	160,650	(387,456)	(226,806)
Floating Rate Fund	104,443,126	460,027	(2,729,082)	(2,269,055)
International Value Fund	64,036,949	1,970,472	(6,132,335)	(4,161,863)
Total Return Bond Fund	103,475,115	3,730	(6,815,549)	(6,811,819)
US Value Opportunities Fund	71,933,742	15,095,615	(6,040,637)	9,054,978

8. Concentration of Risks:

As with all mutual funds, there is no guarantee that the Funds will achieve their investment objectives. You could lose money by investing in the Funds. A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The principal risk factors affecting shareholders’ investments in the Funds are set forth below.

Credit Risk – The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Interest Rate Risk – As with most funds that invest in fixed income securities, changes in interest rates could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities and lower credit qualities) and the Fund’s share price to fall. Very low or negative interest rates may prevent the Fund from generating positive returns and may increase the risk that if followed by rising interest rates the Fund’s performance will be negatively impacted.

Fixed Income Securities Risk – The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets.

Corporate Fixed Income Securities Risk – The prices of the Fund’s corporate fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness and business prospects of individual issuers.

Commercial Paper Risk – Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper.

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The Advisors’ Inner Circle Fund III	Perpetual Funds October 31, 2023

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. Common stock is generally subordinate to preferred stock and debt securities with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.

Emerging Markets Securities Risk – The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. Due to the differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities.

Custody Risk – Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets. In addition, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. The Fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation.

Foreign Company Risk – Investing in foreign companies, including direct investments and investments through ADRs, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the same level of regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers and foreign markets and securities may be less liquid. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Foreign Currency Risk – Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case the dollar value of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, would be adversely affected.

Geographic Focus Risk – To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

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The Advisors’ Inner Circle Fund III	Perpetual Funds October 31, 2023

Risk of Investing in China – The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. A relatively small number of Chinese companies represents a large portion of China’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which the Fund invests. The Fund may invest in shares of Chinese companies traded on stock markets in China or Hong Kong. These stock markets have recently experienced high levels of volatility, which may continue in the future. The Hong Kong stock market may behave differently from the China stock markets and there may be little to no correlation between the performance of the Hong Kong stock market and the China stock markets.

Stock Connect Investing Risk – Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude the Fund’s ability to invest in China A Shares through Stock Connect. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested, which could pose risks to the Fund. Moreover, China A Shares purchased through Stock Connect generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in China A Shares. Therefore, the Fund’s investments in China A Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in China A Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for the Fund. Stock Connect will only operate on days when both the China and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when the Fund may be subject to the risk of price fluctuations of China A Shares during the time when Stock Connect is not trading. Stock Connect is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of Stock Connect are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

Large Capitalization Risk – The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Small and Medium Capitalization Risk – The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded OTC. OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Depositary Receipts Risk – While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. Investments in ADRs may be less liquid and more volatile than the underlying securities in their primary trading market. If an ADR is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the ADR and the underlying security. Holders of ADRs may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of

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The Advisors’ Inner Circle Fund III	Perpetual Funds October 31, 2023

ADRs may differ from the prices of securities upon which they are based. U.S. Government Securities Risk – The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Inflation Protected Securities Risk – The value of inflation protected securities, including TIPS, will generally fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Municipal Bonds Risk – The Fund could be impacted by events in the municipal securities market. Negative events, such as severe fiscal difficulties, bankruptcy, an economic downturn, unfavorable legislation, court rulings or political developments could adversely affect the ability of municipal issuers to repay principal and to make interest payments.

Bank Loans Risk – Investments in bank loans (through both assignments and participations) are generally subject to the same risks as investments in other types of debt instruments, including, in many cases, investments in high yield bonds. There may be limited public information available regarding bank loans and bank loans may be difficult to value. If the Fund holds a bank loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that collateral securing a loan, if any, may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. In addition, the secondary market for bank loans may be subject to irregular trading activity and wide bid/ask spreads, which may cause the Fund to be unable to realize the full value of its investment in a bank loan. Bank loans may have extended settlement periods that exceed seven days and, accordingly, may be considered illiquid. Purchases and sales of loans in the secondary market generally are subject to contractual restrictions that may delay the Fund’s ability to make timely redemptions.

Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Mortgage-Backed Securities Risk – Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-Backed Securities Risk – Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Convertible Securities Risk – The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

High Yield Bond Risk – High yield, or “junk,” bonds are debt securities rated below investment grade. High yield bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

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The Advisors’ Inner Circle Fund III	Perpetual Funds October 31, 2023

Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Prepayment Risk – The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Extension Risk – The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Active Management Risk – The Fund is subject to the risk that the Adviser’s or the Sub-Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to its benchmark index or other funds with similar objectives and investment strategies.

New Adviser Risk – The Adviser is a newly registered investment adviser and has not previously managed a mutual fund. As a result, there is no long-term track record against which an investor may judge the Adviser and it is possible the Adviser may not achieve the Fund’s intended investment objective.

New Fund Risk – Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Market Risk – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

LIBOR Replacement Risk – The elimination of the London Inter-Bank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021 and is expected to cease for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Management/Systematic or Quantitative Process Risk – The value of the Fund may decline if the Adviser’s or the Sub-Adviser’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect. Because the Adviser and the Sub-Adviser each relies, in part, on a systematic, quantitative screening process in selecting securities for the Fund, the Fund is subject to the additional risk that the Adviser’s or the Sub-Adviser’s judgments regarding the investment criteria underlying the screening process may prove to be incorrect.

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The Advisors’ Inner Circle Fund III	Perpetual Funds October 31, 2023

The foregoing is not intended to be a complete discussion of the risks associated with investing in the Funds. A more complete description of risks associated with the Funds is included in the prospectus and statement of additional information.

9. In-Kind Transactions:

During the year ended October 31, 2023, the Floating Rate Fund redeemed shares of beneficial interest in exchange for securities and cash. The securities were redeemed at its current value on the date of the transaction.

Fund Name	Transaction Date	Shares Redeemed	Securities at Value	Cash	Income Receivable	Total
Floating Rate Fund	12/13/2022	2,791,455	$23,458,836	$3,402,345	$48,445	$26,909,626

During the period ended October 31, 2022, the Funds received contributions in-kind of investment securities in connection to the reorganization on April 12, 2022. The securities were received in a tax-free transaction at their current fair value including unrealized appreciation/(deprecation) on the date of the transactions. The Funds made an accounting policy election to carryforward the historical cost basis of the securities transferred given the tax-free nature of the transaction. As a result of this contribution, the following units of the Funds were issued for assets valued at:

Fund Name	Transaction Date	Shares Issued	Securities at Value	Cash	Income Receivable	Other	Total	Unrealized Appreciation (Depreciation)

Concentrated Emerging Markets ESG Opportunities Fund	4/12/2022	572,284	$ 3,609,032	$ 2,127,409	$ 19,404	$ (33,025)	$ 5,722,820	$ 133,748

Credit Opportunities Fund	4/12/2022	12,695,339	124,487,417	949,695	1,516,281	(3,842)	126,949,551	(1,119,326)

Floating Rate Fund	4/12/2022	11,905,925	124,067,612	5,066,323	519,534	(10,589,673)	119,063,796	(424,804)

Total Return Bond Fund	4/12/2022	4,278,912	41,963,009	421,387	194,833	209,401	42,788,630	(169,143)

US Value Opportunities Fund	4/12/2022	10,488,203	101,862,969	2,767,933	251,127	10	104,882,039	13,319,039

10. Concentration of Shareholders:

At October 31, 2023, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of individual shareholders and omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders I Shares	% Ownership	No. of Shareholders Y Shares	% Ownership

Concentrated Emerging Markets ESG Opportunities Fund	1	76%	—	—

Credit Opportunities Fund	2	49%	—	—

Emerging Markets Value Fund	2	95%	1	100%

Floating Rate Fund	4	89%	—	—

International Value Fund	2	80%	1	100%

Total Return Bond Fund	4	69%	—	—

US Value Opportunities Fund	4	87%	—	—

11. Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

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The Advisors’ Inner Circle Fund III	Perpetual Funds October 31, 2023

12. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of October 31, 2023.

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The Advisors’ Inner Circle Fund III	Perpetual Funds October 31, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees

The Advisors’ Inner Circle Fund III:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund, Barrow Hanley Credit Opportunities Fund, Barrow Hanley Emerging Markets Value Fund, Barrow Hanley Floating Rate Fund, Barrow Hanley International Value Fund, Barrow Hanley Total Return Bond Fund and Barrow Hanley US Value Opportunities Fund (seven of the funds comprising the The Advisors’ Inner Circle Fund III (the Funds)), including the schedules of investments, as of October 31, 2023, the related statements of operations and changes in net assets for each of the years or periods listed in Appendix A, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods listed in Appendix A. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods presented therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more of The Advisors’ Inner Circle Fund III investment companies since 2021.

Philadelphia, Pennsylvania

December 27, 2023

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The Advisors’ Inner Circle Fund III	Perpetual Funds

 APPENDIX A

Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund

Statement of operations for the year ended October 31, 2023 and statements of changes in net assets and financial highlights for the year ended October 31, 2023 and for the period from April 12, 2022 (commencement of operations) through October 31, 2022

Barrow Hanley Credit Opportunities Fund

Statement of operations for the year ended October 31, 2023 and statements of changes in net assets and financial highlights for the year ended October 31, 2023 and for the period from April 12, 2022 (commencement of operations) through October 31, 2022

Barrow Hanley Emerging Markets Value Fund

Statement of operations for the year ended October 31, 2023 and statements of changes in net assets and financial highlights for the year ended October 31, 2023 and for the period from December 29, 2021 (commencement of operations) through October 31, 2022

Barrow Hanley Floating Rate Fund

Statement of operations for the year ended October 31, 2023 and statements of changes in net assets and financial highlights for the year ended October 31, 2023 and for the period from April 12, 2022 (commencement of operations) through October 31, 2022

Barrow Hanley International Value Fund

Statement of operations for the year ended October 31, 2023 and statements of changes in net assets and financial highlights for the year ended October 31, 2023 and for the period from December 29, 2021 (commencement of operations) through October 31, 2022

Barrow Hanley Total Return Bond Fund

Statement of operations for the year ended October 31, 2023 and statements of changes in net assets and financial highlights for the year ended October 31, 2023 and for the period from April 12, 2022 (commencement of operations) through October 31, 2022

Barrow Hanley US Value Opportunities Fund

Statement of operations for the year ended October 31, 2023 and statements of changes in net assets and financial highlights for the year ended October 31, 2023 and for the period from April 12, 2022 (commencement of operations) through October 31, 2022

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The Advisors’ Inner Circle Fund III	Perpetual Funds

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from May 1, 2023 to October 31, 2023.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Annualized Expense Ratios	Expenses Paid During Period*
Concentrated Emerging Markets ESG Opportunities Fund

Actual Fund Return
I Shares	$1,000.00	$939.40	1.05%	$5.13
Hypothetical 5% Return
I Shares	$1,000.00	$1,019.91	1.05%	$5.35

Credit Opportunities Fund

Actual Fund Return
I Shares	$1,000.00	$999.50	0.78%	$3.93
Hypothetical 5% Return
I Shares	$1,000.00	$1,021.27	0.78%	$3.97

Emerging Markets Value Fund

Actual Fund Return
I Shares	$1,000.00	$935.60	0.99%	$4.83
Y Shares	1,000.00	935.60	0.85%	4.15
Hypothetical 5% Return
I Shares	$1,000.00	$1,020.21	0.99%	$5.04
Y Shares	1,000.00	1,020.92	0.85%	4.33

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The Advisors’ Inner Circle Fund III	Perpetual Funds

	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Annualized Expense Ratios	Expenses Paid During Period*
Floating Rate Fund
Actual Fund Return
I Shares	$1,000.00	$1,051.00	0.60%	$3.10
Hypothetical 5% Return
I Shares	$1,000.00	$1,022.18	0.60%	$3.06
International Value Fund
Actual Fund Return
I Shares	$1,000.00	$915.20	0.86%	$4.15
Y Shares	1,000.00	916.10	0.72%	3.48
Hypothetical 5% Return
I Shares	$1,000.00	$1,020.87	0.86%	$4.38
Y Shares	1,000.00	1,021.58	0.72%	3.67
Total Return Bond Fund
Actual Fund Return
I Shares	$1,000.00	$935.90	0.35%	$1.71
Hypothetical 5% Return
I Shares	$1,000.00	$1,023.44	0.35%	$1.79
US Value Opportunities Fund
Actual Fund Return
I Shares	$1,000.00	$999.00	0.71%	$3.58
Hypothetical 5% Return
I Shares	$1,000.00	$1,021.63	0.71%	$3.62

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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The Advisors’ Inner Circle Fund III	Perpetual Funds

 TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Mr. Doran is a Trustee who may be deemed to be “interested” person of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-778-6397. The following chart lists Trustees and Officers as of October 31, 2023.

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years	Other Directorships Held in the Past Five Years[2]
INTERESTED TRUSTEES[3,4]
William M. Doran (Born: 1940)	Chairman of the Board of Trustees (since 2014)

Self -Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

INDEPENDENT TRUSTEES[3]
Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd. FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 65 funds in The Advisors’ Inner Circle Fund III.
4	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

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The Advisors’ Inner Circle Fund III	Perpetual Funds

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years	Other Directorships Held in the Past Five Years[2]
INDEPENDENT TRUSTEES (continued)[3]
Thomas P. Lemke (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, J.P. Morgan Funds (171 Portfolios) and Symmetry Panoramic Trust (16 Portfolios). Director of Chiron Capital Allocation Fund Ltd. FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Nichelle Maynard-Elliott (Born: 1968)	Trustee (since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011-2019.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd. Director of Element Solutions Inc., Director of Xerox Holdings Corporation, and Director of Lucid Group, Inc.

Former Directorships: Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Jay C. Nadel (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.

Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Randall S. Yanker (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Independent Non-Executive Director of HFA Holdings Limited. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 65 funds in The Advisors’ Inner Circle Fund III.

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The Advisors’ Inner Circle Fund III	Perpetual Funds

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years
OFFICERS
Michael Beattie (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments, since 2004.	None.
James Bernstein (Born: 1962)	Vice President (since 2017) Secretary (since 2020)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

None.
John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.	None.
Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.	None.
Donald Duncan (Born: 1964)	Anti-Money Laundering Compliance Officer and Privacy Coordinator (since 2023)

Chief Compliance Officer and Global Head of Anti-Money Laundering Strategy of SEI Investments Company since January 2023. Head of Global Anti-Money Laundering Program for Hamilton Lane Advisors, LLC from August 2021 until December 2022. Senior VP and Supervising Principal of Hamilton Lane Securities, LLC from June 2016 to August 2021. Senior Director at AXA-Equitable from June 2011 until May 2016. Senior Director at PRUCO Securities, a subsidiary of Prudential Financial, Inc. from October 2005 until December 2009.

None.
Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)

Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

None.
Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.	None.
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.	None.

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The Advisors’ Inner Circle Fund III	Perpetual Funds

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years
OFFICERS (continued)
Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)

Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

None.
Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.	None.

69

The Advisors’ Inner Circle Fund III	Perpetual Funds

 NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2023 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2023 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2023, the Funds are designating the following items with regard to distributions paid during the period.

	Return of Capital	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Qualified Interest Income(4)	Qualified Short Term Capital Gain(5)	Foreign Tax Credit(6)	Qualifying Business Income(7)
Concentrated Emerging Markets ESG Opportunities Fund	0.00%	0.00%	100.00%	100.00%	0.00%	43.93%	0.00%	0.00%	0.00%	40.40%	0.00%
Credit Opportunities Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	69.38%	0.00%	0.00%	0.00%
Emerging Markets Value Fund	0.00%	0.00%	100.00%	100.00%	0.00%	81.71%	0.00%	0.00%	0.00%	13.92%	0.00%
Floating Rate Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	13.15%	0.00%	0.00%	0.00%
International Value Fund	0.00%	0.00%	100.00%	100.00%	0.00%	90.51%	0.00%	0.00%	0.00%	52.04%	0.00%
Total Return Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	22.90%	60.21%	0.00%	0.00%	0.00%
US Value Opportunities Fund	0.00%	26.33%	73.67%	100.00%	100.00%	100.00%	0.00%	1.42%	0.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” and is a percentage of ordinary income distributions. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)

The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2023. The Fund intends to pass through a Foreign Tax Credit to shareholders for fiscal year ended 2023. The total amount of foreign source income for the Concentrated Emerging ESG Opportunities Fund is $901,008. The total amount of foreign tax paid for the Concentrated Emerging Markets ESG Opportunities Fund is $115,851. The total amount of foreign source income for the Emerging Markets Value Fund $83,468. The total amount of foreign tax paid for the Emerging Markets Value Fund is $10,996. The total amount of foreign source income for the International Value Fund $1,881,033. The total amount of foreign tax paid for the International Value Fund is $194,718.

(7)	The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

70

NOTES

71

NOTES

72

NOTES

73

Perpetual Funds

PO Box 588

Portland, ME 04112

866-778-6397

Investment Adviser:

Perpetual US Services LLC, doing business as PGIA

155 North Wacker Drive, Suite 4250

Chicago, Illinois 60606

Sub-Adviser

Barrow, Hanley, Mewhinney & Strauss, LLC

2200 Ross Avenue, 31st Floor

Dallas, TX 75201

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

PBH-AR-001-0200

(b)	Not applicable

Item 2. Code	of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3. Audit	Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4.    Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust.

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE October 31, 2023				FYE October 31, 2022
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$717,900	None	None		$682,615		None	None
(b)	Audit-Related Fees	None	None	None		None		None	None
(c)	Tax Fees	None	None	$807,756	(2)	$88,500	(4)	None	$126,709	(2)
(d)	All Other Fees	None	None	$7,535	(5)	None		None	$5,301

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust.

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE October 31, 2023			FYE October 31, 2022
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$137,200	None	None	$131,900	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust.

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		FYE October 31, 2023			FYE October 31, 2022
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$30,624	None	None	$30,050	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by KPMG (“KPMG”) related to the Trust.

KPMG billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		FYE October 31, 2023				FYE October 31, 2022
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$363,625	None	None		$322,500	None	None
(b)	Audit-Related Fees	None	None	None		None	None	None
(c)	Tax Fees	None	None	None		None	None	None
(d)	All Other Fees	None	None	$282,908	(3)	None	None	$218,015	(3)

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Tax return preparation fees for affiliates of the Funds.
(3)	Non-audit fees consist of SSAE No. 18 report over investment management activities and non-statutory audit reports of Legal & General Investment Management America, Inc.
(4)	Fees in connection with international withholding tax analysis.
(5)	Non-audit assurance engagements for service affiliates of the funds.

(e)(1)    The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	FYE October 31, 2023	FYE October 31, 2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	FYE October 31, 2023	FYE October 31, 2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	FYE October 31, 2023	FYE October 31, 2023
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (KPMG):

	FYE October 31, 2023	FYE October 31, 2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f)    Not applicable.

(g)    The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $815,291 and $132,010 for 2023 and 2022, respectively.

(g)    The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2023 and 2022, respectively.

(g)    The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2023 and 2022, respectively.

(g)    The aggregate non-audit fees and services billed by KPMG for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $282,908 and $218,015 for 2023 and 2022, respectively.

(h)    During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)    Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)    Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR § 240.3b-4.

Item 5.    Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.    Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure	of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.    Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.    Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934, (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.    Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)
/s/ Michael Beattie
Michael Beattie, President

Date: January 9, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: January 9, 2024

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO

Date: January 9, 2024